UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois		60606-4319
(Address of principal executive offices)		(Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319		Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	09/30/17

Date of reporting period:	09/30/17

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2017

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2017 Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	25
Oakmark Global Select Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Commentary on Oakmark International and Oakmark International Small Cap Funds	32
Oakmark International Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Oakmark International Small Cap Fund
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	42
Financial Statements
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Notes to Financial Statements	58
Financial Highlights	68
Report of Independent Registered Public Accounting Firm	76
Federal Tax Information	77
Disclosures and Endnotes	77
Trustees and Officers	79

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Oakmark.com

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2017 to September 30, 2017, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2017, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

Shares of Oakmark International Small Cap Fund, invested for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at Oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period*	Ending Account Value (9/30/17)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,097.90	$4.52	$1,020.76	$4.36	0.86%
Advisor Class	$1,000.00	$1,098.60	$3.79	$1,021.46	$3.65	0.72%
Institutional Class	$1,000.00	$1,098.80	$3.58	$1,021.66	$3.45	0.68%
Service Class	$1,000.00	$1,096.70	$5.73	$1,019.60	$5.52	1.09%
Oakmark Select Fund
Investor Class	$1,000.00	$1,079.20	$5.00	$1,020.26	$4.86	0.96%
Advisor Class	$1,000.00	$1,079.80	$4.22	$1,021.01	$4.10	0.81%
Institutional Class	$1,000.00	$1,080.00	$4.12	$1,021.11	$4.00	0.79%
Service Class	$1,000.00	$1,078.10	$6.15	$1,019.15	$5.97	1.18%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,054.60	$4.02	$1,021.16	$3.95	0.78%
Advisor Class	$1,000.00	$1,055.50	$3.19	$1,021.96	$3.14	0.62%
Institutional Class	$1,000.00	$1,055.50	$3.04	$1,022.11	$2.99	0.59%
Service Class	$1,000.00	$1,053.30	$5.10	$1,020.10	$5.01	0.99%
Oakmark Global Fund
Investor Class	$1,000.00	$1,136.80	$6.11	$1,019.35	$5.77	1.14%
Advisor Class	$1,000.00	$1,137.40	$5.47	$1,019.95	$5.17	1.02%
Institutional Class	$1,000.00	$1,138.00	$5.09	$1,020.31	$4.81	0.95%
Service Class	$1,000.00	$1,135.70	$7.28	$1,018.25	$6.88	1.36%
Oakmark Global Select Fund
Investor Class	$1,000.00	$1,111.90	$5.88	$1,019.50	$5.62	1.11%
Advisor Class	$1,000.00	$1,112.30	$5.30	$1,020.05	$5.06	1.00%
Institutional Class	$1,000.00	$1,112.30	$4.92	$1,020.41	$4.71	0.93%
Oakmark International Fund
Investor Class	$1,000.00	$1,158.20	$5.09	$1,020.36	$4.76	0.94%
Advisor Class	$1,000.00	$1,159.30	$4.38	$1,021.01	$4.10	0.81%
Institutional Class	$1,000.00	$1,159.30	$4.17	$1,021.21	$3.90	0.77%
Service Class	$1,000.00	$1,156.90	$6.49	$1,019.05	$6.07	1.20%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$1,132.50	$7.16	$1,018.35	$6.78	1.34%
Advisor Class	$1,000.00	$1,132.30	$6.52	$1,018.95	$6.17	1.22%
Institutional Class	$1,000.00	$1,133.00	$6.10	$1,019.35	$5.77	1.14%
Service Class	$1,000.00	$1,130.70	$8.65	$1,016.95	$8.19	1.62%

*  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 183 and divided by 365 (to reflect one-half year period)

Oakmark.com 1

Oakmark and Oakmark Select Funds  September 30, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"All the company would have to do is raise prices 50% and the P/E ratio would fall to the low-teens."

-Analyst recommending a new stock purchase

We are nine years into an economic and stock market recovery and P/E1 ratios are elevated somewhat beyond historic averages. So when an experienced portfolio manager hears a young analyst make the above comment, he hears alarm bells. But instead of seeing this as a sign that the market has peaked, we purchased the stock for the Oakmark Fund. But, more on that later.

For several years, the financial media has been dominated by pronouncements that the bull market is over. Throughout my career, I can't remember a more hated bull market. Many state that a recession is "overdue" since past economic booms have almost never lasted as long as this one. But do nine years of sub-normal economic growth even constitute a recovery, much less a boom? If recessions occur to correct excesses in the economy, has this recovery even been strong enough to create any? Maybe recessions are less about duration of the recoveries they follow and more about the magnitude. If so, earnings might not even be above trend levels.

Bears will also point to the very high CAPE2 ratio—or the cyclically adjusted P/E. That metric averages corporate earnings over the past decade in an attempt to smooth out peaks and valleys. But remember that the past decade includes 2008 and 2009, frequently referred to as the "Great Recession" because of how unusually bad corporate earnings were. I'll be the first to say that if you think an economic decline of that magnitude is a once-in-a-decade event, you should not own stocks today. But if it is more like a once-in-a-generation event, then that event is weighted much too heavily in the CAPE ratio. If the stock market and corporate profits maintained their current levels for the next two years—an outcome we would find disappointing—simply rolling off the Great Recession would result in a large decline in the CAPE ratio.

Higher P/E ratios are also caused by near-zero short-term interest rates because corporate cash now barely adds to the "E" in the P/E ratio. When I started in this business in the early 1980s, cash earned 8-9% after tax. Consider a simple example of a company whose only asset is $100 of cash and the market price is also $100. In the early 1980s, the $8 or $9 of interest income would generate a P/E ratio of about 12 times. Today, $100 would produce less than $1 of after-tax income, driving the P/E ratio north of 100 times. There is, of course, uncertainty as to whether that cash will eventually be returned to shareholders or invested in plants or acquisitions, but it seems that making a reasoned guess about the value of cash is more appropriate than valuing it at almost nothing.

A less obvious factor that is producing higher P/E ratios today is how accounting practices penalize certain growth investments.

When a company builds a new plant, GAAP accounting spreads that cost over its useful life—often 40 years—so the cost gets expensed through 40 years of depreciation as opposed to just flowing through the current income statement.

But when Amazon hires engineers and programmers to help it prepare for sales that could double over the next four years, those costs get immediately charged to the income statement. When Facebook decides to limit the ad load on WhatsApp to allow it to quickly gain market share, the forgone revenue immediately penalizes the income statement. And when Alphabet invests venture capital in autonomous vehicles for rewards that are years and years away, the costs are expensed now and current earnings are reduced.

The media is obsessed with supposedly bubble-like valuations of the FANG stocks—Facebook, Amazon, Netflix and Google (Alphabet). The FANG companies account for over 7% of the S&P 5003 and sell at a weighted average P/E of 39 times consensus 2017 earnings. In our opinion, the P/E ratio is a very poor indicator of the value of these companies. Alphabet is one of our largest holdings, and our valuation estimate is certainly not based on its search division being worth 40 times earnings. If one removed the FANG stocks from the S&P multiple calculation—not because their multiples are high, but because they misrepresent value—the market P/E would fall by nearly a full point. And, clearly, more companies than these four are affected by income statement growth spending.

In addition, no discussion of stock valuations would be complete without some consideration of opportunities available in fixed income. Many experts argue that investors should sell their stocks because the current S&P 500 P/E of 19 times is higher than the 17 times average of the past 30 years. By comparison, if we think of a long U.S. Treasury bond—say, 30 years—in P/E terms, the current yield of 2.9% results in a P/E of 34 times. The average yield on long Treasuries over the past 30 years has been 5.5%, which translates to a P/E of 18 times. Relative to the past 30 years, the long bond P/E is now 90% higher than average. We don't think the bond market at current yields is any less risky than equities.

The point of this is not to advance a bullish case for stocks, but rather to poke holes in the argument that stocks are clearly overvalued. We aren't market timers at Oakmark. We don't believe we can add value by getting in and out of the market. It's not just our shortcoming; very few, if any, investors have demonstrated that ability. So we keep our portfolios nearly fully invested in stocks that we believe are each attractively valued.

We think our investors would also fare best by limiting their in-and-out trading. We suggest establishing a personal asset allocation target based on your financial position and risk tolerance. Then limit your trading to occasionally rebalancing your

See accompanying Disclosures and Endnotes on page 77.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2017

Portfolio Manager Commentary (continued)

portfolio to your target. If the strong market has pushed your current equity weighting above your target, by all means take advantage of this strength to reduce your exposure to stocks.

Now, back to the P/E ratio distortions caused by investing for growth. This highlights a costly decision we made six years ago. In 2011, when Netflix traded at less than $10 per share, one of our analysts recommended purchase because the price-per-subscriber for Netflix was a fraction of the price-per-subscriber for HBO. Given the similarity of the product offerings and Netflix's rapid growth, it seemed wrong to value the company's subscribers at less than HBO's. But, at the time, streaming was a relatively new technology, HBO subscribers had access to a much higher programming spend than Netflix subscribers and Netflix was primarily an online Blockbuster store, providing access to a library of very old movies. Netflix had only one original show that subscribers cared about, House of Cards, and churn was huge as they would cancel the service after a month of binging on the show. Despite the attractive price-per-sub, we concluded that the future of Netflix was too uncertain to make an investment.

Today, Netflix trades at $180 per share and has more global subscribers than the entire U.S. pay-TV industry. Netflix provides its subscribers access to more than two times the content spending that HBO offers, making it very hard for HBO to ever match the Netflix value proposition. Finally, Netflix is no longer just a reseller of old movies. The company has doubled its Emmy awards for original programming in each of the past two years and now ranks as the second most awarded "network." On valuation, Netflix is still priced similarly to the price-per-subscriber implied by AT&T's acquisition of HBO's parent company Time Warner, despite Netflix subscribers more than quadrupling over the past four years while HBO subscribers have grown by less than one third.

Last quarter, when our analyst began his presentation recommending Netflix, selling at more than 100 times estimated 2017 earnings, I was more skeptical than usual. His opening comment was that Netflix charges about $10 per month while HBO Now, Spotify and Sirius XM each charge about $15. "All the company would have to do is raise prices 50% and the P/E ratio would fall to the low teens," he argued. Anecdotally, those who subscribe to several of these services tend to value their Netflix subscription much higher despite its lower cost. Quantitatively, revenue-per-hour-watched suggests Netflix is about half the cost (subscription fees plus ad revenue) of other forms of video. Netflix probably could raise its price to at least $15 without losing many of its subscribers. For those reasons, Netflix is now in the Oakmark portfolio.

So, is Netflix hurting its shareholders by underpricing its product? We don't think so. Like many network-effect businesses, scale is a large competitive advantage for content providers. Scale creates a nearly impenetrable moat for new entrants to cross. With more subscribers than any other video service, Netflix can pay more for programming and still achieve the lowest cost-per-subscriber. As shareholders of the company, we are perfectly amenable to Netflix's decision to forfeit current income to rapidly increase scale.

Because we are value investors, when companies like Alphabet or Netflix show up in our portfolio, it raises eyebrows. Investors and advisors alike are full of questions when investors like us buy rapidly growing companies, or when growth investors buy companies with low P/Es. Portfolio managers generally don't like to be questioned about their investment style purity, so they often avoid owning those stocks. We believe our portfolios benefit from owning stocks in the overlapping area between growth and value. Therefore, we welcome your questions about our purchases and are happy to discuss the shortcomings of using P/E ratio alone to define value.

Thank you for your ongoing interest and investment in the Oakmark Funds.

See accompanying Disclosures and Endnotes on page 77.

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Oakmark Fund  September 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	5.76%	23.79%	10.43%	15.42%	9.64%	12.93%	08/05/91
S&P 500 Index	4.48%	18.61%	10.81%	14.22%	7.44%	9.67%
Dow Jones Industrial Average[4]	5.58%	25.45%	12.35%	13.57%	7.72%	10.61%
Lipper Large Cap Value Fund Index[5]	3.89%	17.53%	8.52%	13.06%	5.76%	8.92%
Oakmark Fund (Advisor Class)	5.80%	N/A	N/A	N/A	N/A	16.29%*	11/30/16
Oakmark Fund (Institutional Class)	5.80%	N/A	N/A	N/A	N/A	16.29%*	11/30/16
Oakmark Fund (Service Class)	5.70%	23.45%	10.09%	15.07%	9.31%	8.44%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Citigroup, Inc.	3.7
Alphabet Inc., Class C	3.3
American International Group, Inc.	2.7
Bank of America Corp.	2.6
General Electric Co.	2.6
Apple, Inc.	2.5
Texas Instruments, Inc.	2.4
State Street Corp.	2.4
MasterCard, Inc., Class A	2.3
Capital One Financial Corp.	2.3
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	52
Net Assets	$18.8 billion
Weighted Average Market Cap	$142.8 billion
Median Market Cap	$57.2 billion
Gross Expense Ratio - Investor Class (as of 09/30/16)*	0.89%
Gross Expense Ratio - Investor Class (as of 09/30/17)*	0.90%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.86%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2018.

SECTOR ALLOCATION	% of Net Assets
Financials	28.2
Information Technology	23.1
Consumer Discretionary	16.6
Industrials	10.5
Consumer Staples	6.3
Health Care	5.6
Energy	4.7
Short-Term Investments and Other	5.0

See accompanying Disclosures and Endnotes on page 77.

4 OAKMARK FUNDS

Oakmark Fund  September 30, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 5.8% during the third quarter, bringing the increase to 23.8% for the fiscal year ended September 30. The Fund's strong performance outpaced S&P 5003 gains of 4.5% for the third quarter and 18.6% for the past 12 months. This was a very good quarter and fiscal year for the Oakmark Fund, and the Fund hit an all-time high adjusted NAV for the fifth quarter in a row. As value investors, we patiently wait for the gap between a company's stock price and our estimate of intrinsic value to close, and over the past 12 months, the gaps have narrowed. We are pleased that the strongest contribution has come from our highest weighted sectors, financials and information technology.

Our highest contributing security for the fiscal year was Bank of America, which produced a total return of 64%. Bank of America has benefited from substantial cost reductions, rising interest rates, strong core loan growth and higher market share. Although the share price has risen considerably over the past 12 months, we believe the business is still attractively valued—at just 10x our estimate of normalized earnings. Our largest individual detractor for the fiscal year was Apache, which produced a total return of –27%. Energy companies remain out of favor, but we believe these holdings are among the most attractively valued in the Oakmark portfolio when considering long-term oil supply-and-demand dynamics.

For the quarter, our biggest contributing sectors were information technology and financials, and our lowest contributing sectors were health care and energy. It is important to note that health care and energy are also among our lowest weighted sectors. Our top individual contributors were Fiat Chrysler (+69%) and Texas Instruments (+17%). Fiat Chrysler produced a total return of 69% during the third quarter. The company is showing continued strong operating performance and impressive profitability improvement. We believe Fiat Chrysler has the best management team in the business with a strong track record of allocating capital efficiently. Our largest individual detractors for the quarter were General Electric (–10%) and Medtronic (–11%). Despite its weak near-term share price performance, we believe General Electric is valued at a substantial discount to intrinsic value due to stale investor perceptions of the company, and we increased our position size during the quarter. We initiated a new position in Netflix during the quarter (see Bill's commentary), and we didn't eliminate any positions.

See accompanying Disclosures and Endnotes on page 77.

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Oakmark Fund  September 30, 2017

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.0%
FINANCIALS - 28.2%
DIVERSIFIED FINANCIALS - 11.2%
State Street Corp.	4,700	$449,038
Capital One Financial Corp.	5,063	428,616
Ally Financial, Inc.	17,435	422,973
Bank of New York Mellon Corp.	6,320	335,067
The Goldman Sachs Group, Inc.	1,105	262,095
Moody's Corp.	1,506	209,716
		2,107,505
BANKS - 10.3%
Citigroup, Inc.	9,630	700,486
Bank of America Corp.	19,300	489,062
Wells Fargo & Co.	7,110	392,117
JPMorgan Chase & Co.	3,715	354,820
		1,936,485
INSURANCE - 6.7%
American International Group, Inc.	8,180	502,170
Aon PLC	2,590	378,399
Aflac, Inc.	4,510	367,069
		1,247,638
		5,291,628
INFORMATION TECHNOLOGY - 23.1%
SOFTWARE & SERVICES - 12.8%
Alphabet, Inc., Class C (a)	651	624,626
MasterCard, Inc., Class A	3,120	440,544
Oracle Corp.	8,765	423,788
Visa, Inc., Class A	3,735	393,071
Automatic Data Processing, Inc.	3,120	341,078
Microsoft Corp.	2,340	174,307
		2,397,414
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
Texas Instruments, Inc.	5,120	458,957
Intel Corp.	10,155	386,702
QUALCOMM, Inc.	4,345	225,245
		1,070,904
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
Apple, Inc.	2,987	460,356
TE Connectivity, Ltd.	4,936	409,955
		870,311
		4,338,629
CONSUMER DISCRETIONARY - 16.6%
AUTOMOBILES & COMPONENTS - 5.7%
Fiat Chrysler Automobiles N.V. (a)	23,160	414,797
General Motors Co.	6,850	276,603
Delphi Automotive PLC	2,200	216,480
Harley-Davidson, Inc.	3,502	168,832
		1,076,712
	Shares	Value
RETAILING - 3.9%
Liberty Interactive Corp. QVC Group, Class A (a)	12,115	$285,560
Netflix, Inc. (a)	1,350	244,823
AutoNation, Inc. (a)	4,161	197,462
		727,845
MEDIA - 3.8%
Comcast Corp., Class A	7,238	278,534
Charter Communications, Inc., Class A (a)	600	218,052
News Corp., Class A	16,201	214,821
		711,407
CONSUMER DURABLES & APPAREL - 1.7%
Whirlpool Corp.	1,757	324,054
CONSUMER SERVICES - 1.5%
MGM Resorts International	8,400	273,756
		3,113,774
INDUSTRIALS - 10.5%
CAPITAL GOODS - 8.8%
General Electric Co.	20,050	484,809
Parker-Hannifin Corp.	2,439	426,919
Caterpillar, Inc.	3,050	380,366
Cummins, Inc.	2,070	347,822
		1,639,916
TRANSPORTATION - 1.7%
FedEx Corp.	1,430	322,579
		1,962,495
CONSUMER STAPLES - 6.3%
FOOD, BEVERAGE & TOBACCO - 4.2%
Diageo PLC (b)	3,100	409,603
Nestlé SA (b)	4,565	383,506
		793,109
HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
Unilever PLC (b)	6,863	397,779
		1,190,888
HEALTH CARE - 5.6%
HEALTH CARE EQUIPMENT & SERVICES - 5.6%
Baxter International, Inc.	5,300	332,575
UnitedHealth Group, Inc.	1,545	302,588
HCA Healthcare, Inc. (a)	2,916	232,045
Medtronic PLC	2,440	189,759
		1,056,967

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.0% (continued)
ENERGY - 4.7%
Apache Corp.	7,740	$354,486
Anadarko Petroleum Corp.	5,100	249,135
National Oilwell Varco, Inc.	5,429	193,975
Chesapeake Energy Corp. (a)	20,000	86,000
		883,596
TOTAL COMMON STOCKS - 95.0% (COST $10,526,461)		17,837,977
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.7%
REPURCHASE AGREEMENT - 4.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 09/29/17 due 10/02/17, repurchase price $911,598, collateralized by Federal Home Loan Bank Bonds, 1.000% - 1.125%, due 4/25/2018 - 04/27/2018, by Federal Home Loan Mortgage Corp. Bonds, 0.750% due 01/12/18, by Federal Agricultural Mortgage Corporation 1.10% - 1.12%, due 07/03/18 - 08/01/18, by a United States Treasury Inflation Note, 0.125% due 04/15/18, and a United States Treasury Note, 0.750% due 08/31/18, aggregate value plus accrued interest of $929,808 (Cost: $911,573)	$911,573	911,573
GOVERNMENT AND AGENCY SECURITIES - 1.9%
Federal National Mortgage Association, 0.00%, due 10/03/17 (c) (Cost $349,990)	350,000	350,000
TOTAL SHORT-TERM INVESTMENTS - 6.7% (COST $1,261,563)		1,261,573
TOTAL INVESTMENTS - 101.7% (COST $11,788,024)		19,099,550
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Liabilities In Excess of Other Assets - (1.7)%		(321,978)
TOTAL NET ASSETS - 100.0%		$18,777,572

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Select Fund  September 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	5.93%	22.61%	8.51%	15.45%	8.79%	12.89%	11/01/96
S&P 500 Index	4.48%	18.61%	10.81%	14.22%	7.44%	8.30%
Lipper Multi-Cap Value Fund Index[7]	3.54%	16.34%	7.80%	12.72%	5.48%	7.72%
Oakmark Select Fund (Advisor Class)	5.97%	N/A	N/A	N/A	N/A	14.24%*	11/30/16
Oakmark Select Fund (Institutional Class)	6.00%	N/A	N/A	N/A	N/A	14.26%*	11/30/16
Oakmark Select Fund (Service Class)	5.90%	22.29%	8.18%	15.10%	8.49%	9.61%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet Inc., Class C	8.6
Fiat Chrysler Automobiles N.V.	7.5
CBRE Group, Inc., Class A	6.6
Citigroup, Inc.	6.2
TE Connectivity, Ltd.	6.2
General Electric Co.	5.5
FNF Group	4.9
Ally Financial, Inc.	4.5
MasterCard, Inc., Class A	4.4
Oracle Corp.	4.3
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	20
Net Assets	$6.2 billion
Weighted Average Market Cap	$138.9 billion
Median Market Cap	$32.1 billion
Gross Expense Ratio - Investor Class (as of 09/30/16)*	0.98%
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.03%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.96%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2018.

SECTOR ALLOCATION	% of Net Assets
Financials	30.9
Information Technology	23.5
Consumer Discretionary	18.6
Energy	10.6
Real Estate	6.6
Industrials	5.5
Short-Term Investments and Other	4.3

See accompanying Disclosures and Endnotes on page 77.

8 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund returned 5.9% for the quarter, ahead of the S&P 500's3 4.5% return. This brings the Fund's return for the fiscal year, ended September 30, 2017, to 22.6%, compared to 18.6% for the S&P 500. Please do not expect this level of absolute and relative performance every quarter or year, but we hope you enjoy them like we do as fellow investors in the Fund. We are also gratified to report the Fund ended the quarter at a new all-time high NAV, meaning that as of September 30, all current Select shareholders have unrealized gains in their holdings.

During the quarter, Fiat Chrysler (+69%) was by far the largest contributor to performance due to speculation that the company will be sold. Fiat Chrysler's share price remains below our estimate of intrinsic value, and we have immense trust in CEO Sergio Marchionne to maximize per share value. So, we maintained our position during the quarter. Chesapeake Energy (–13%) was the largest detractor perhaps due to management having to shut in some production around Hurricane Harvey, but we view this as a relative non-event for business value.

We did not initiate or eliminate any positions in the quarter beyond equities (Anadarko) and put options (Weatherford and Chesapeake) used for tax trades, which produced a modest net positive return for the Fund. Although it is too early to give final numbers, we do anticipate making a capital gains distribution equivalent to a mid-single-digit percentage of NAV this year.

For the fiscal year, our largest contributors were Fiat Chrysler (+180%), Bank of America (+64%) and Citigroup (+56%). The largest detractors were Apache (–27%), Chesapeake Energy (–30%) and GE (–16%). Fiat Chrysler was already discussed, and the remainder of the contributing group reflects improving fundamentals from higher interest rates and more regulatory certainty. Apache, Chesapeake and—to a lesser extent—GE suffered from stubbornly low energy prices. There are also concerns about new management at GE resetting earnings expectations. We believe that GE is undervalued, even on rebased forward earnings, and that new CEO John Flannery is an improvement who will continue the years-long effort to refocus the company on maximizing per share.

Thank you for your continued investment in the Fund.

See accompanying Disclosures and Endnotes on page 77.

Oakmark.com 9

Oakmark Select Fund  September 30, 2017

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.7%
FINANCIALS - 30.9%
BANKS - 14.2%
Citigroup, Inc.	5,312	$386,395
Bank of America Corp.	9,901	250,881
JPMorgan Chase & Co.	2,568	245,270
		882,546
INSURANCE - 8.8%
FNF Group	6,446	305,937
American International Group, Inc.	3,995	245,265
		551,202
DIVERSIFIED FINANCIALS - 7.9%
Ally Financial, Inc.	11,500	278,990
Capital One Financial Corp.	2,485	210,372
		489,362
		1,923,110
INFORMATION TECHNOLOGY - 23.5%
SOFTWARE & SERVICES - 17.3%
Alphabet, Inc., Class C (a)	557	533,889
MasterCard, Inc., Class A	1,959	276,611
Oracle Corp.	5,567	269,164
		1,079,664
TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
TE Connectivity, Ltd.	4,623	383,981
		1,463,645
CONSUMER DISCRETIONARY - 18.6%
AUTOMOBILES & COMPONENTS - 10.9%
Fiat Chrysler Automobiles N.V. (a)	26,134	468,062
Harley-Davidson, Inc.	4,300	207,303
		675,365
CONSUMER SERVICES - 4.2%
MGM Resorts International	8,000	260,720
RETAILING - 3.5%
Liberty Interactive Corp. QVC Group, Class A (a)	9,293	219,033
		1,155,118
ENERGY - 10.6%
Apache Corp.	5,571	255,152
Weatherford International PLC (a) (b)	50,193	229,883
Chesapeake Energy Corp. (a)	39,860	171,400
		656,435
REAL ESTATE - 6.6%
CBRE Group, Inc., Class A (a)	10,848	410,903
	Shares	Value
INDUSTRIALS - 5.5%
CAPITAL GOODS - 5.5%
General Electric Co.	14,268	$345,000
TOTAL COMMON STOCKS - 95.7% (COST $3,632,336)		5,954,211
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.5%
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 09/29/17 due 10/02/17, repurchase price $258,649, collateralized by a Federal Home Loan Mortgage Corp. Bond, 1.750% due 05/30/19, value plus accrued interest of $24,628, and by United States Treasury Notes, 0.750% - 1.250% due 01/31/19 - 02/15/19, aggregate value plus accrued interest of $239,188 (Cost: $258,642)	$258,642	258,642
GOVERNMENT AND AGENCY SECURITIES - 2.4%
Federal National Mortgage Association, 0.00%, due 10/03/17 (c) (Cost $149,996)	150,000	150,000
TOTAL SHORT-TERM INVESTMENTS - 6.5% (COST $408,638)		408,642
TOTAL INVESTMENTS - 102.2% (COST $4,040,974)		6,362,853
Liabilities In Excess of Other Assets - (2.2)%		(139,915)
TOTAL NET ASSETS - 100.0%		$6,222,938

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements and the table on the following page regarding investments in affiliated issuers.

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

10 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend income earned during the period on these securities are set forth below (in thousands). The industry for below affiliate can be found on the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2016	Value September 30, 2017	Percent of Net Assets
Weatherford International PLC	50,193	$375,825	$106,362	$(39,225)	$5,737	$0	$0	$229,883	3.7%
TOTAL	50,193	$375,825	$106,362	$(39,225)	$5,737	$0	$0	$229,883	3.7%

See accompanying Notes to Financial Statements.

Oakmark.com 11

Oakmark Equity and Income Fund  September 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	3.69%	15.30%	6.45%	9.39%	6.54%	10.30%	11/01/95
Lipper Balanced Fund Index	3.17%	10.91%	6.36%	8.23%	5.25%	6.95%
S&P 500 Index	4.48%	18.61%	10.81%	14.22%	7.44%	8.94%
Barclays U.S. Govt./Credit Index	0.81%	-0.01%	2.83%	2.10%	4.34%	5.29%
Oakmark Equity and Income Fund (Advisor Class)	3.75%	N/A	N/A	N/A	N/A	11.64%*	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	3.72%	N/A	N/A	N/A	N/A	11.64%*	11/30/16
Oakmark Equity and Income Fund (Service Class)	3.65%	14.95%	6.13%	9.05%	6.21%	8.65%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
General Motors Co.	5.1
Bank of America Corp.	5.0
TE Connectivity, Ltd.	3.5
MasterCard, Inc., Class A	3.2
Nestlé ADR	2.9
UnitedHealth Group, Inc.	2.7
Dover Corp.	2.6
CVS Health Corp.	2.5
Oracle Corp.	2.4
Citigroup, Inc.	2.3
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	43
Net Assets	$16.1 billion
Weighted Average Market Cap	$110.6 billion
Median Market Cap	$18.6 billion
Gross Expense Ratio - Investor Class (as of 09/30/16)*	0.79%
Gross Expense Ratio - Investor Class (as of 09/30/17)*	0.87%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.78%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2018.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	15.8
Information Technology	11.3
Consumer Discretionary	10.5
Consumer Staples	9.4
Industrials	5.3
Health Care	4.7
Energy	2.6
Real Estate	1.7
Materials	1.0
Total Equity Investments	62.3
Fixed Income Investments
Corporate Bonds	13.7
Government and Agency Securities	10.2
Convertible Bond	0.1
Total Fixed Income Investments	24.0
Short-Term Investments and Other	13.7

See accompanying Disclosures and Endnotes on page 77.

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2017

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Quarter and Fiscal Year Review

The Equity and Income Fund returned 3.7% in the quarter, compared to 3.2% for the Lipper Balanced Fund Index8, the Fund's performance benchmark. For the nine months of the calendar year, the Fund returned 9.8%, compared to 10.2% for Lipper. And, for the 12 months ended September 30 (the Fund's fiscal year), Equity and Income earned 15.3%, which compares to 10.9% for the Lipper Balanced Fund Index. The annualized compound rate of return since inception in 1995 is 10.3%, while the corresponding return to the Lipper Index is 7%.

General Motors, MasterCard, Dover, BorgWarner and Lear provided the largest contributions to portfolio return in the quarter. We have believed for several years that automotive industry stocks were selling too cheaply, and we are pleased that this point of view bore fruit in the quarter. The detractors' list included Foot Locker, Philip Morris International, HCA Healthcare, Oracle and Nestlé. Contributors for the calendar year to date were MasterCard, General Motors, Oracle, Bank of America and TE Connectivity. Foot Locker, Baker Hughes, Flowserve, Ultra Petroleum and CommScope Holding were the leading detractors for the nine months. Finally, for the Fund's fiscal year, the largest contributors were Bank of America, General Motors, TE Connectivity, MasterCard and UnitedHealth Group. The stocks that detracted most were Foot Locker, CVS Health, Flowserve, Ultra Petroleum and CommScope.

Portfolio Activity

We were active this quarter, adding four new positions and exiting three significant positions. The new additions were American International Group (AIG), Alphabet (GOOG), General Electric (GE) and LivaNova (LIVN). AIG is one of the world's largest insurance companies, competing in both commercial and consumer lines. It is perhaps best known for being one of the companies that required significant government support during the financial crisis. Since the crisis, management has sold or exited numerous businesses, strengthened the balance sheet, repurchased over half the outstanding shares and improved AIG's underwriting by significantly shrinking unprofitable insurance lines. These actions led to improved results, but the board decided to accelerate the process with new management. We think the hiring of long-time insurance executive Brian Duperreault was outstanding. Duperreault was instrumental in improving returns and growth when he served as CEO of ACE Limited and of Marsh & McLennan. We expect similar success at AIG, and believe that fair value is in excess of tangible book, compared to the current multiple of 0.8x.

Alphabet is the corporate parent of Google. Although this purchase may surprise some long-term shareholders, we believe that Alphabet fits quite well in this portfolio. It has dominant positions across search and "new" media businesses. These busi-

nesses are growing rapidly as they offer a superior value proposition to advertisers who can more easily target and track the effectiveness of their advertising. We believe the company's management team thinks like owners and is appropriately investing for many years of better-than-average growth. Adjusting for the more than $130 per share of net cash, GOOG trades at a below-market multiple of earnings despite its competitively protected business, which we believe can grow at above market rates for many years.

GE makes a return appearance to the portfolio after being sold at higher prices last summer. The market is worried that new CEO John Flannery will need to reset earning guidance when he presents his first view of the business this November. Although this is likely, we take comfort that the business portfolio is composed of high return franchises that enjoy dominant market shares. Over 80% of the company's profits are generated from durable, recurring maintenance revenue. We are especially excited about both the aviation and health care businesses, which constitute well over half of our estimate of value. We expect Flannery to cut costs aggressively and believe that earnings can grow favorably from the reset base. GE is trading at a large discount to our estimate of intrinsic value, and we are glad to welcome it back to the portfolio.

LivaNova manufactures medical devices for neurology and cardiology. The company's largest division by profit is neuromodulation, which should produce high single-digit revenue growth because it produces an implantable, cost-effective device for severe epilepsy patients. The company's cardiac surgery businesses will likely grow in the low single digits as LivaNova is a leader in equipment with new products in consumables and heart valves. During the past year, CEO Damien McDonald and CFO Thad Huston joined the management team from Danaher and Johnson & Johnson, respectively, and they are focusing on improving growth and margins, as well as exiting non-core businesses. The shares sell below public comparables and private market values. We believe that this talented new management team has numerous opportunities to create shareholder value.

The three significant positions that we sold this quarter were Flowserve, Union Pacific and U.S. Bancorp. Flowserve has performed poorly due to low energy prices, which have led to soft demand, excess capacity and a weak pricing environment. Although we believe that industry conditions will improve and that Flowserve is still an attractive opportunity, we decided to recognize the tax loss and use the proceeds to invest more in our other energy stocks, which we believe are even more attractive. Both U.S. Bancorp and Union Pacific were added to the portfolio in 2013. They both have been strong performers on an absolute basis. Although we believe both are still modestly undervalued, we decided that the Fund's new additions traded

See accompanying Disclosures and Endnotes on page 77.

Oakmark.com 13

Oakmark Equity and Income Fund  September 30, 2017

Portfolio Manager Commentary (continued)

at an even bigger discount to value. We also eliminated a very small holding in Ultra Petroleum, which the Fund received in a bond reorganization.

Are Your Investing Goals Coherent?

Passive investing continues to garner a large share of newly invested funds. As described by Howard Marks of Oaktree, "Passive investing can be thought of as a low-risk...and non-opinionated way to participate in 'the market'...."10 Note that Marks uses the term "low-risk" here in a relativistic sense—i.e., relative to equity returns generally. And, given the reality that professionally invested funds are generally "benchmarked" to market indexes, the incentive for fund managers to hug the index is palpable. But does this method of investing optimize the individual investor's wealth creation or appropriately marry with his/her risk tolerance? As you can guess, we think not.

Daniel Godfrey of The People's Trust writes, "The purpose of investment could be defined as sustainable wealth creation. Success delivers long-term absolute returns to investors."11 The Equity and Income Fund has always been invested with the objective to produce absolute rates of return that make it possible for its owners to meet their financial goals. We don't know what the index may earn and, in many respects, we don't particularly care. What we do know is that if we invest our shareholders' hard-earned funds in companies that are undervalued and that persistently grow their intrinsic value per share, these equities should generate positive long-term returns. And we know that if we combine these equity holdings with a value-oriented fixed income allocation, we can produce a portfolio with buffered volatility, which makes it easier for investors to stay the course when times are tough. We report returns versus a competitive benchmark (the Lipper Balanced Fund Index), but only because the industry demands it. We much prefer stating a goal in terms of absolute returns—e.g., to earn 3% per year more than the consumer price index. We are somewhat proud that the Equity and Income Fund has produced positive annual rates of return in all but three of its nearly 22 years, but we do rue those three down years. We look forward to improving upon that record.

In closing this section, we ask you, our shareholders, to review your investment goals. Are they reasonable? (Our firm once presented to a prospective client, a CEO of a public company, who stated that his goal was an absolute return of 50% per year. That was not reasonable.) Are these goals stated in relative or absolute terms? If relative, have you thought through what a significant down year in the index will mean to your financial health? If your investments are aligned with your risk tolerance and your financial needs, you truly can sleep well.

Once again, we thank you for your support. We invite your questions and comments.

See accompanying Disclosures and Endnotes on page 77.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2017

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 62.3%
FINANCIALS - 15.8%
BANKS - 8.0%
Bank of America Corp.	31,661	$802,277
Citigroup, Inc.	5,165	375,695
Wells Fargo & Co.	2,185	120,519
		1,298,491
DIVERSIFIED FINANCIALS - 4.8%
Ally Financial, Inc.	9,973	241,933
TD Ameritrade Holding Corp.	4,627	225,801
Bank of New York Mellon Corp.	3,030	160,632
State Street Corp.	1,551	148,202
		776,568
INSURANCE - 3.0%
FNF Group	6,360	301,836
Principal Financial Group, Inc.	1,520	97,770
American International Group, Inc.	1,306	80,176
		479,782
		2,554,841
INFORMATION TECHNOLOGY - 11.3%
SOFTWARE & SERVICES - 7.1%
MasterCard, Inc., Class A	3,602	508,645
Oracle Corp.	8,032	388,347
Alphabet, Inc., Class C (a)	263	252,054
		1,149,046
TECHNOLOGY HARDWARE & EQUIPMENT - 4.2%
TE Connectivity, Ltd.	6,797	564,526
CommScope Holding Co., Inc. (a)	3,280	108,935
		673,461
		1,822,507
CONSUMER DISCRETIONARY - 10.5%
AUTOMOBILES & COMPONENTS - 8.1%
General Motors Co.	20,307	820,013
BorgWarner, Inc.	5,079	260,197
Lear Corp.	1,316	227,848
		1,308,058
RETAILING - 1.5%
Foot Locker, Inc.	5,783	203,663
HSN, Inc.	1,034	40,362
		244,025
CONSUMER SERVICES - 0.5%
MGM Resorts International	2,351	76,627
CONSUMER DURABLES & APPAREL - 0.4%
Carter's, Inc.	664	65,600
		1,694,310
	Shares	Value
CONSUMER STAPLES - 9.4%
FOOD, BEVERAGE & TOBACCO - 6.9%
Nestlé SA (b)	5,623	$472,388
Philip Morris International, Inc.	3,092	343,210
Diageo PLC (b)	2,310	305,233
		1,120,831
FOOD & STAPLES RETAILING - 2.5%
CVS Health Corp.	4,911	399,391
		1,520,222
INDUSTRIALS - 5.3%
CAPITAL GOODS - 5.0%
Dover Corp.	4,516	412,726
Arconic, Inc.	5,603	139,395
Oshkosh Corp.	1,053	86,914
General Electric Co.	3,164	76,503
The Manitowoc Co., Inc. (a)	6,243	56,186
WESCO International, Inc. (a)	682	39,703
		811,427
COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
Herman Miller, Inc.	1,246	44,727
		856,154
HEALTH CARE - 4.7%
HEALTH CARE EQUIPMENT & SERVICES - 4.1%
UnitedHealth Group, Inc.	2,261	442,903
HCA Healthcare, Inc. (a)	2,186	173,960
LivaNova PLC (a)	565	39,610
		656,473
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
VWR Corp. (a)	3,233	107,032
		763,505
ENERGY - 2.6%
National Oilwell Varco, Inc.	6,515	232,770
Baker Hughes a GE Co.	4,906	179,642
		412,412
REAL ESTATE - 1.7%
Jones Lang LaSalle, Inc.	1,204	148,649
Gaming and Leisure Properties, Inc.	1,833	67,605
The Howard Hughes Corp. (a)	429	50,575
		266,829
MATERIALS - 1.0%
Glencore PLC	35,440	162,415
TOTAL COMMON STOCKS - 62.3% (COST $5,460,046)		10,053,195

See accompanying Notes to Financial Statements.

Oakmark.com 15

Oakmark Equity and Income Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.0% (c)
FINANCIALS - 0.0% (c)
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (d)	199	$5,254
TOTAL PREFERRED STOCKS - 0.0% (c) (COST $5,252)		5,254
	Par Value	Value
FIXED INCOME - 24.0%
CORPORATE BONDS - 13.7%
FINANCIALS - 3.8%
Aflac , Inc. 2.875%, due 10/15/26	$980	961
Ally Financial, Inc. 4.75%, due 09/10/18	4,743	4,848
American Express Credit Corp. 1.875%, due 11/05/18	4,915	4,920
2.60%, due 09/14/20	2,945	2,990
American International Group, Inc. 3.30%, due 03/01/21	14,665	15,110
Aon Corp. 5.00%, due 09/30/20	14,745	15,875
Bank of America Corp. 1.95%, due 05/12/18	31,675	31,720
2.151%, due 11/09/20	6,970	6,950
4.45%, due 03/03/26	5,000	5,286
Capital One Bank USA NA 2.15%, due 11/21/18	3,768	3,778
Capital One NA 2.35%, due 08/17/18	5,000	5,019
Capital One NA/Mclean VA 1.85%, due 09/13/19	39,255	38,979
Citigroup, Inc. 1.70%, due 04/27/18	29,020	29,017
2.45%, due 01/10/20	19,910	20,068
3.40%, due 05/01/26	15,000	15,032
4.05%, due 07/30/22	13,338	13,962
6.125%, due 11/21/17	10,180	10,241
2.05%, due 12/07/18	2,098	2,101
CNO Financial Group, Inc. 4.50%, due 05/30/20	9,830	10,186
5.25%, due 05/30/25	5,895	6,293
Credit Suisse Group AG, 144A 7.50% (5 Year Swap rate + 4.598%) (d) (e)	30,000	33,900
6.25% (5 Year Swap rate + 3.455%) (d) (e)	7,000	7,455
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	25,502
3.80%, due 06/09/23	14,750	15,269
Credit Suisse New York 1.75%, due 01/29/18	24,700	24,719
E*TRADE Financial Corp. 2.95%, due 08/24/22	6,965	6,981
3.80%, due 08/24/27	4,975	5,035
Goldman Sachs Group, Inc. 2.625%, due 04/25/21	2,000	2,011
	Par Value	Value
JPMorgan Chase & Co. 2.972%, due 01/15/23	$29,765	$30,227
1.70%, due 03/01/18	21,596	21,602
2.543%, (3 mo. USD LIBOR + 1.230%) due 10/24/23 (d)	19,910	20,342
Moody's Corp. 4.50%, due 09/01/22	9,820	10,613
5.50%, due 09/01/20	3,780	4,128
MSCI, Inc., 144A 5.25%, due 11/15/24 (e)	9,905	10,549
4.75%, due 08/01/26 (e)	5,925	6,236
5.75%, due 08/15/25 (e)	2,950	3,219
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (e)	19,910	19,925
2.375%, due 11/21/21 (e)	6,970	6,925
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	4,967
S&P Global, Inc. 4.00%, due 06/15/25	17,150	18,021
2.95%, due 01/22/27	9,810	9,436
4.40%, due 02/15/26	1,970	2,123
3.30%, due 08/14/20	1,970	2,021
2.50%, due 08/15/18	1,970	1,983
S&P Global, Inc., 144A 2.50%, due 08/15/18 (e)	1,267	1,276
The Bear Stearns Cos. LLC 4.65%, due 07/02/18	8,205	8,382
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,491
2.30%, due 12/13/19	6,970	7,000
3.064%, (3 mo. USD LIBOR + 1.750%) due 10/28/27 (d)	2,975	3,097
2.875%, due 02/25/21	1,000	1,014
2.55%, due 10/23/19	980	991
Voya Financial, Inc. 3.65%, due 06/15/26	1,960	1,965
Wachovia Corp. 5.75%, due 02/01/18	1,197	1,214
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	15,186
2.541%, (3 mo. USD LIBOR + 1.230%) due 10/31/23 (d)	8,603	8,801
Wells Fargo Bank NA 2.15%, due 12/06/19	9,900	9,952
1.80%, due 11/28/18	9,900	9,912
		619,806
CONSUMER DISCRETIONARY - 3.5%
1011778 BC ULC / New Red Finance, Inc., 144A 6.00%, due 04/01/22 (e)	13,111	13,524
Amazon.com Inc, 144A 3.15%, due 08/22/27 (e)	9,950	10,021
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	11,501
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (e)	250	253

See accompanying Notes to Financial Statements.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 24.0% (continued)
CORPORATE BONDS - 13.7% (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 07/23/20	$29,148	$29,923
Charter Communications Operating LLC / Charter Communications Operating Capital, 144A 4.20%, due 03/15/28 (e)	9,950	10,069
Coach, Inc. 3.00%, due 07/15/22	12,145	12,131
4.125%, due 07/15/27	4,975	5,001
CRC Escrow Issuer LLC Co., 144A 5.25%, due 10/15/25 (e)	19,900	20,024
Dana, Inc. 6.00%, due 09/15/23	3,925	4,131
Delphi Jersey Holdings PLC, 144A 5.00%, due 10/01/25 (e)	1,000	1,018
Dollar Tree, Inc. 5.75%, due 03/01/23	2,950	3,112
5.25%, due 03/01/20	1,000	1,028
EMI Music Publishing Group North America Holdings, Inc., 144A 7.625%, due 06/15/24 (e)	4,910	5,462
Expedia, Inc. 5.00%, due 02/15/26	28,360	30,842
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	5,067
General Motors Co. 4.875%, due 10/02/23	41,400	44,776
3.50%, due 10/02/18	29,525	30,004
General Motors Financial Co., Inc. 3.50%, due 07/10/19	4,975	5,095
3.10%, due 01/15/19	4,915	4,984
International Game Technology PLC, 144A 6.50%, due 02/15/25 (e)	19,600	22,026
6.25%, due 02/15/22 (e)	14,800	16,361
5.625%, due 02/15/20 (e)	9,800	10,351
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (e)	1,000	1,059
5.00%, due 06/01/24 (e)	1,000	1,054
Lear Corp. 5.25%, due 01/15/25	11,060	11,822
5.375%, due 03/15/24	10,512	11,200
Lithia Motors, Inc., 144A 5.25%, due 08/01/25 (e)	1,990	2,067
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (e)	14,935	15,458
5.375%, due 06/15/22 (e)	2,000	2,080
MGM Resorts International 8.625%, due 02/01/19	2,612	2,814
Omnicom Group, Inc. 3.625%, due 05/01/22	30,425	31,727
6.25%, due 07/15/19	2,950	3,163
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (e)	6,970	7,231
	Par Value	Value
Penske Automotive Group, Inc. 5.50%, due 05/15/26	$11,343	$11,726
5.375%, due 12/01/24	3,580	3,687
Scientific Games International, Inc. 10.00%, due 12/01/22	19,665	21,779
Scientific Games International, Inc., 144A 7.00%, due 01/01/22 (e)	8,875	9,419
Scripps Networks Interactive, Inc. 2.80%, due 06/15/20	3,930	3,957
Station Casinos LLC, 144A 5.00%, due 10/01/25 (e)	1,990	1,995
Tempur Sealy International, Inc. 5.50%, due 06/15/26	1,965	2,014
The Gap, Inc. 5.95%, due 04/12/21	1,965	2,132
The Priceline Group, Inc. 3.60%, due 06/01/26	14,730	14,977
3.55%, due 03/15/28	9,950	9,967
2.75%, due 03/15/23	6,965	6,958
The William Carter Co. 5.25%, due 08/15/21	36,132	37,171
Toyota Motor Credit Corp. 1.45%, due 01/12/18	29,495	29,502
Tribune Media Co. 5.875%, due 07/15/22	1,000	1,040
Under Armour, Inc. 3.25%, due 06/15/26	4,975	4,625
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (e)	12,140	12,144
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,327
		565,799
INFORMATION TECHNOLOGY - 1.7%
Activision Blizzard, Inc., 144A 6.125%, due 09/15/23 (e)	70,853	75,990
Avnet, Inc. 4.875%, due 12/01/22	5,290	5,585
3.75%, due 12/01/21	2,985	3,050
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 144A 3.00%, due 01/15/22 (e)	14,930	15,179
3.625%, due 01/15/24 (e)	9,955	10,227
2.375%, due 01/15/20 (e)	9,955	10,010
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/25	9,955	10,453
5.00%, due 09/01/23	6,965	7,289
CommScope Technologies LLC, 144A 5.00%, due 03/15/27 (e)	14,438	14,474
CommScope, Inc., 144A 5.50%, due 06/15/24 (e)	2,985	3,123
5.00%, due 06/15/21 (e)	995	1,020
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (e)	14,725	16,115
4.42%, due 06/15/21 (e)	2,940	3,087
eBay, Inc. 2.50%, due 03/09/18	2,945	2,956
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	21,756
3.70%, due 03/01/21	14,740	15,350

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Equity and Income Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 24.0% (continued)
CORPORATE BONDS - 13.7% (continued)
Lam Research Corp. 2.75%, due 03/15/20	$19,660	$19,976
2.80%, due 06/15/21	4,910	4,967
Symantec Corp., 144A 5.00%, due 04/15/25 (e)	1,000	1,046
Tyco Electronics Group SA 6.55%, due 10/01/17	21,061	21,061
3.70%, due 02/15/26	9,830	10,252
2.35%, due 08/01/19	1,812	1,822
		274,788
HEALTH CARE - 1.5%
Abbott Laboratories 2.90%, due 11/30/21	14,935	15,209
2.35%, due 11/22/19	14,935	15,057
AbbVie, Inc. 1.80%, due 05/14/18	4,937	4,944
Anthem, Inc. 1.875%, due 01/15/18	11,925	11,932
Becton Dickinson and Co. 2.133%, due 06/06/19	9,950	9,977
3.30%, due 03/01/23	8,044	8,157
3.363%, due 06/06/24	2,985	3,013
2.894%, due 06/06/22	2,985	2,995
Boston Scientific Corp. 2.65%, due 10/01/18	6,945	7,007
Centene Corp. 4.75%, due 05/15/22	20,084	20,963
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22	3,920	3,077
8.00%, due 11/15/19	2,940	2,863
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	5,055
HCA, Inc. 5.00%, due 03/15/24	7,465	7,950
3.75%, due 03/15/19	3,965	4,049
4.25%, due 10/15/19	1,990	2,060
McKesson Corp. 1.40%, due 03/15/18	22,100	22,078
Medtronic, Inc. 1.50%, due 03/15/18	2,950	2,950
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,500
Quintiles IMS, Inc., 144A 5.00%, due 10/15/26 (e)	7,800	8,268
St Jude Medical LLC 2.00%, due 09/15/18	13,485	13,477
Thermo Fisher Scientific, Inc. 3.00%, due 04/15/23	1,970	2,003
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (e)	32,695	33,839
5.00%, due 06/01/26 (e)	12,805	13,477
3.75%, due 08/01/19 (e)	6,970	7,127
Zimmer Biomet Holdings, Inc. 3.15%, due 04/01/22	3,810	3,879
2.00%, due 04/01/18	1,815	1,817
		238,723
	Par Value	Value
REAL ESTATE - 1.1%
CBRE Services, Inc. 5.25%, due 03/15/25	$24,930	$27,328
5.00%, due 03/15/23	25,239	26,151
4.875%, due 03/01/26	19,665	21,197
GLP Capital, LP / GLP Financing II, Inc. 4.375%, due 11/01/18	14,975	15,218
5.375%, due 11/01/23	12,000	13,140
4.875%, due 11/01/20	10,000	10,563
5.375%, due 04/15/26	3,925	4,283
4.375%, due 04/15/21	1,965	2,044
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	3,191
Omega Healthcare Investors, Inc. 4.375%, due 08/01/23	15,046	15,509
Omega Healthcare Investors, Inc. REIT 5.25%, due 01/15/26	9,835	10,385
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (e)	11,945	12,184
Ventas Realty LP / Ventas Capital Corp. REIT 2.00%, due 02/15/18	15,876	15,891
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,499
3.50%, due 02/01/25	1,000	1,004
		180,587
CONSUMER STAPLES - 0.9%
CVS Health Corp. 4.00%, due 12/05/23	18,198	19,296
5.00%, due 12/01/24	6,880	7,617
4.75%, due 12/01/22	6,880	7,525
2.25%, due 08/12/19	2,884	2,898
Kraft Heinz Foods Co. 2.00%, due 07/02/18	34,173	34,243
Kraft Heinz Foods Co., 144A 4.875%, due 02/15/25 (e)	6,260	6,690
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	15,066
3.00%, due 11/15/20	6,885	7,073
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (e)	8,585	8,430
1.625%, due 10/28/19 (e)	7,764	7,705
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (e)	2,000	1,995
5.50%, due 03/01/25 (e)	500	519
5.75%, due 03/01/27 (e)	500	515
Smithfield Foods, Inc, 144A 2.65%, due 10/03/21 (e)	3,980	3,976
2.70%, due 01/31/20 (e)	6,420	6,440
3.35%, due 02/01/22 (e)	4,975	5,070
4.25%, due 02/01/27 (e)	995	1,029
		136,087
INDUSTRIALS - 0.5%
BAT Capital Corp, 144A 2.297%, due 08/14/20 (e)	19,900	19,964
3.557%, due 08/15/27 (e)	6,965	7,035

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 24.0% (continued)
CORPORATE BONDS - 13.7% (continued)
IHS Markit, Ltd., 144A 4.75%, due 02/15/25 (e)	$100	$107
Pentair Finance Sarl 2.90%, due 09/15/18	10,602	10,685
Stanley Black & Decker, Inc. 2.451%, due 11/17/18	6,875	6,918
USG Corp., 144A 4.875%, due 06/01/27 (e)	6,965	7,270
Welbilt, Inc. 9.50%, due 02/15/24	4,915	5,646
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	14,427
5.375%, due 12/15/21	5,305	5,477
		77,529
ENERGY - 0.4%
Cameron International Corp. 6.375%, due 07/15/18	2,375	2,460
Chevron Corp. 1.365%, due 03/02/18	9,835	9,834
Concho Resources, Inc. 5.50%, due 10/01/22	6,980	7,180
ConocoPhillips Co. 4.20%, due 03/15/21	4,915	5,227
National Oilwell Varco, Inc. 1.35%, due 12/01/17	9,844	9,834
Oceaneering International, Inc. 4.65%, due 11/15/24	5,895	5,863
Peabody Energy Corp., 144A 6.00%, due 03/31/22 (e)	500	516
6.375%, due 03/31/25 (e)	500	514
Schlumberger Holdings Corp., 144A 2.35%, due 12/21/18 (e)	14,740	14,824
4.00%, due 12/21/25 (e)	9,830	10,311
1.90%, due 12/21/17 (e)	4,915	4,919
		71,482
TELECOMMUNICATION SERVICES - 0.3%
AT&T, Inc. 5.00%, due 03/01/21	16,710	18,043
Level 3 Financing, Inc. 5.125%, due 05/01/23	6,895	7,011
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	14,745	15,574
		40,628
Total Corporate Bonds (Cost $2,143,292)		2,205,429
GOVERNMENT AND AGENCY SECURITIES - 10.2%
U.S. GOVERNMENT NOTES - 9.9%
U.S. Government Notes
1.25%, due 07/15/20	471,214	491,056
1.375%, due 07/15/18	426,258	433,140
2.125%, due 01/15/19	227,325	234,402
1.00%, due 09/15/18	199,000	198,300
1.75%, due 03/31/22	74,645	74,222
1.25%, due 11/30/18	73,725	73,604
1.875%, due 11/30/21	49,785	49,892
	Par Value	Value
2.125%, due 01/31/21	$24,570	$24,912
1.75%, due 10/31/20	24,570	24,644
		1,604,172
U.S. GOVERNMENT AGENCIES - 0.3%
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,655
Federal Farm Credit Banks, 1.68%, due 08/16/21	17,165	16,965
		41,620
Total Government and Agency Securities (Cost $1,617,469)		1,645,792
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 144A, 5.50%, due 09/15/26 (e) (Cost $14,463)	14,915	13,685
TOTAL FIXED INCOME - 24.0% (COST $3,775,224)		3,864,906
SHORT-TERM INVESTMENTS - 15.0%
COMMERCIAL PAPER - 10.6%
J.P. Morgan Securities LLC, 1.32% - 1.37%, due 10/02/17 - 11/22/17 (f)	299,000	298,736
General Mills, Inc., 144A, 1.28% - 1.3%, due 10/02/17 - 10/19/17 (e) (f)	259,375	259,283
Toyota Motor Credit Corp., 1.18% - 1.2%, due 10/24/17 - 11/16/17 (f)	199,000	198,744
BMW US Capital LLC, 144A, 1.12% - 1.17%, due 10/12/17 - 11/20/17 (e) (f)	169,640	169,516
Anthem, Inc., 144A, 1.38% - 1.45%, due 10/05/17 - 11/10/17 (e) (f)	134,500	134,376
Kraft Food Group, Inc., 144A, 1.45% - 1.53%, due 10/06/17 - 12/01/17 (e) (f)	133,700	133,513
MetLife Short Term Funding LLC, 144A, 1.15% - 1.18%, due 10/03/17 - 11/13/17 (e) (f)	89,750	89,703
Philip Morris International, Inc., 1.14%, due 10/16/17 (f)	74,625	74,594
Philip Morris International, Inc., 144A, 1.27%, due 11/07/17 (e) (f)	74,625	74,529
Kellogg Co., 144A, 1.24% - 1.27%, due 10/02/17 - 10/11/17 (e) (f)	68,000	67,989
Schlumberger Holdings, 144A, 1.40% - 1.45%, due 10/27/17 - 12/06/17 (e) (f)	65,000	64,884
John Deere Capital Co., 144A, 1.22%, due 11/28/17 (e) (f)	50,000	49,903
Chevron Corp., 144A, 1.11%, due 10/04/17 (e) (f)	49,750	49,746
American Honda Finance Corp., 1.20%, due 11/15/17 (f)	33,830	33,780
Total Commercial Paper (Cost $1,699,322)		1,699,296

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Equity and Income Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 15.0% (continued)
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 09/29/17 due 10/02/17, repurchase price $531,910, collateralized by a Federal Home Loan Bank Bond, 1.250%, due 01/16/19, value plus accrued interest of $475,134, and United States Treasury Notes, 1.250% - 1.500%, due 12/31/18 - 01/31/19, aggregate value plus accrued interest of $67,401 (Cost: $531,895)	$531,895	$531,895
GOVERNMENT AND AGENCY SECURITIES - 0.9%
Federal National Mortgage Association, 0.00%, due 10/03/17 (f) (Cost $149,996)	150,000	150,000
CORPORATE BONDS - 0.2%
MATERIALS - 0.1%
Glencore Finance Canada, Ltd., 144A, 2.70%, due 10/25/17 (e)	14,930	14,937
INDUSTRIALS - 0.1%
Toyota Motor Credit Corp., 1.25%, due 10/05/17	13,046	13,046
CONSUMER DISCRETIONARY - 0.0% (c)
Newell Brands, Inc., 2.05%, due 12/01/17	3,735	3,738
Total Corporate Bonds (Cost $31,721)		31,721
TOTAL SHORT-TERM INVESTMENTS - 15.0% (COST $2,412,934)		2,412,912
TOTAL INVESTMENTS - 101.3% (COST $11,653,456)		16,336,267
Foreign Currencies - 0.0% (c)		0	(g)
Liabilities In Excess of Other Assets - (1.3)%		(204,028)
NET ASSETS - 100.0%		$16,132,239

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Floating Rate Note. Rate shown is as of September 30, 2017. Security is perpetual and has no stated maturity date.

(e)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(f)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(g)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands).

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2016	Value September 30, 2017	Percent of Net Assets
Kate Spade & Co. (a)	0	$18,130	$126,134	$(9,008)	$6,900	$—	$98,018	$—	—%
TOTAL	0	$18,130	$126,134	$(9,008)	$6,900	$—	$98,018	$—	—%

(a)  Position in issuer liquidated during the year ended September 30, 2017.

See accompanying Notes to Financial Statements.

Oakmark.com 21

Oakmark Global Fund  September 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	8.99%	31.64%	8.04%	13.43%	5.66%	10.71%	08/04/99
MSCI World Index	4.84%	18.17%	7.69%	10.99%	4.22%	4.67%
Lipper Global Fund Index[13]	4.57%	19.41%	7.89%	11.14%	4.22%	5.46%
Oakmark Global Fund (Advisor Class)	8.98%	N/A	N/A	N/A	N/A	26.23%*	11/30/16
Oakmark Global Fund (Institutional Class)	9.00%	N/A	N/A	N/A	N/A	26.30%*	11/30/16
Oakmark Global Fund (Service Class)	8.90%	31.27%	7.67%	13.05%	5.29%	10.89%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Lloyds Banking Group PLC	5.7
Daimler AG	5.7
Credit Suisse Group AG	5.3
TE Connectivity, Ltd.	4.5
Citigroup, Inc.	4.4
General Motors Co.	4.3
Allianz SE	4.3
Alphabet Inc., Class C	4.3
Bank of America Corp.	4.2
CNH Industrial N.V.	4.0
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	38
Net Assets	$2.6 billion
Weighted Average Market Cap	$100.4 billion
Median Market Cap	$20.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/16)*	1.17%
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.21%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2018.

SECTOR ALLOCATION	% of Net Assets
Financials	27.9
Consumer Discretionary	26.3
Information Technology	20.1
Industrials	14.1
Materials	5.0
Consumer Staples	1.8
Health Care	1.7
Energy	1.7
Short-Term Investments and Other	1.4
GEOGRAPHIC ALLOCATION
% of Equity
North America	43.5
United States	43.5
Europe	43.4
United Kingdom	16.4
Germany*	13.4
Switzerland	12.9
Netherlands*	0.7
% of Equity
Asia	7.6
Japan	4.4
China	2.5
India	0.7
Australasia	3.0
Australia	3.0
Latin America	2.5
Mexico	2.5

*  Euro-currency countries comprise 14.1% of equity investments

See accompanying Disclosures and Endnotes on page 77.

22 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter and Fiscal Year Review

The Oakmark Global Fund generated a strong 9% return in the quarter, which compares to 4.8% for the MSCI World Index12 and 4.6% for the Lipper Global Fund Index13. For the nine calendar months, the Fund gained 22.3%, compared to a return of 16% for the MSCI World Index and 17% for the Lipper Global Fund Index. Finally, for the Fund's fiscal year ended September 30, the Fund earned 31.6%, which compares to 18.2% for the MSCI World Index and 19.4% for the Lipper Global Fund Index.

The countries that contributed most to return in the quarter were the U.S., Germany and Switzerland, and no country detracted from return. Baidu (China), Wirecard (Germany), Toyota Motor (Japan), General Motors (U.S.) and Allianz (Germany) were the largest contributors to return while five U.S. holdings—Interpublic Group, Tenet Healthcare, Oracle, General Electric (new purchase) and Union Pacific (sold)—detracted most. We are glad to see two automotive original equipment manufacturers on the positive contributors' list as we have long believed this group to be materially undervalued. We also note the concentration of U.S. names on the detractors' list. Interpublic and Oracle both reported disappointing earnings while political uncertainty around the Affordable Care Act buffeted Tenet. We discuss General Electric and Union Pacific later in this letter.

Over the past nine calendar months, the U.S., Germany and U.K. were the countries that contributed most to return, and no country detracted. The companies whose stocks contributed most were CNH Industrial (U.K.), Allianz, Wirecard, Baidu and Lloyds Banking Group (U.K.). The largest detractors from return were Interpublic Group, General Electric, National Oilwell Varco (U.S.), Daiwa (Japan) and Arconic (U.S.). It should be noted that the detractors all showed small (less than 10%) price declines in the period.

For the Fund's fiscal year, ended September 30, the U.S., U.K. and Germany contributed most to return while Mexico detracted. CNH Industrial, Bank of America (U.S.), Allianz, Citigroup (U.S.) and Lloyds were the largest contributors while Tenet Healthcare, General Electric, Grupo Televisa (Mexico), Smiths (U.K.—sold) and National Oilwell Varco detracted most from return during the past 12 months. The Fund has long carried a heavy weighting in financials holdings, and the fact that four of the top five contributors for the fiscal year came from that industry helps to explain the Fund's strong return in the period.

Portfolio Activity

We were fairly active in the quarter, initiating positions in four equities while eliminating two holdings. Beginning with the purchases alphabetically, Axis Bank is the Fund's first holding ever to be domiciled in India. Axis is the third-largest private sector bank in India in terms of assets and deposits. We believe the country's strong economic growth, coupled with low financial penetration, should result in attractive long-term growth rates for the Indian banking sector. Moreover, private sector banks are well positioned to benefit from this growth since India's public sector banks face considerable obstacles, including bureaucratic priorities, low capital levels and meager investments in technology. The public sector banks currently possess a market share of about 70%, and we expect the private banks' recent share gains to accelerate in the years to come. Axis' diversified business (45% retail, 40% corporate, 15% SME (small- and medium-sized enterprises)) and strong distribution platform make it well-positioned to capture new business as it leverages its recent infrastructure spending. The company's profitability should also improve meaningfully once credit costs normalize, and its excellent deposit franchise and relatively strong balance sheet should help fund growth while protecting against any unforeseen asset quality issues. Axis trades at a meaningful discount to our estimated intrinsic value, and we are taking advantage of its short-term price weakness to initiate a position.

Next on the new purchase list (and probably far better known), General Electric (GE) makes its first-ever appearance in the Global Fund. In contrast to the U.S. stock market indexes, GE's share price has been weak this year, and we believe that this decline is far more than what is warranted. Appointed this summer, new CEO John Flannery will present to the investing community in November, and many expect that he will announce a "reset" in which he establishes a new (and lower) base for the company's earnings. Although we agree that this is likely, we believe that the current stock price already reflects this expectation. GE has many positive attributes. It is composed of a portfolio of high-returning, dominant businesses, many of which generate recurring maintenance revenue (e.g., service contracts for jet engines). We believe that the company's aviation and health care businesses are especially desirable, and they constitute more than half of our estimate of intrinsic value for the company. We expect Flannery to cut costs aggressively, which should also improve earnings.

Liberty Global is a European-based cable company with leading positions in the U.K. and Ireland, Germany, Belgium and

See accompanying Disclosures and Endnotes on page 77.

Oakmark.com 23

Oakmark Global Fund  September 30, 2017

Portfolio Manager Commentary (continued)

Switzerland. Liberty is a significant beneficiary of the long-term structural growth in data consumption. Moreover, Liberty's competitively advantaged network, which offers a clear speed advantage over the incumbent telco operators, provides the company with a strong competitive position that should lead to attractive incremental profitability. Liberty's management team has proven to be adept operators while chairman (and fellow shareholder) John Malone is an outstanding capital allocator. We find Liberty's valuation to be quite compelling; its shares trade at a significant discount to both our fundamentally driven intrinsic value as well as recent private market transactions.

Last of the new purchases alphabetically is Under Armour (UA). We believe Under Armour to be an emergent global franchise trading at a discount to our estimate of intrinsic value. Until 2016, this athletic leisure apparel and footwear company had produced a long series of 20%+ revenue growth quarters, helping the stock to become a growth investor favorite. Deceleration finally set in, however, leading to a substantial drop in the share price. This gave us the occasion to invest in a company still growing better than 10% at a very reasonable valuation. We believe that CEO Kevin Plank and his newly augmented management team have the potential to restore the company's prestige while taking advantage of international and footwear opportunities.

We eliminated two holdings, Daiwa and Union Pacific. Daiwa is a leading investment services company, headquartered in Japan. Its revenue growth and margins were consistently lower than we had projected. We repeatedly lowered our estimated intrinsic value due to shortfalls in the company's operating performance. Although the share price still has some upside, we used funds from the sale to invest in companies that we believe offer superior risk-return profiles.

In contrast, U.S.-based Union Pacific was a successful 11-year holding for the Global Fund. We sold the stock because its appreciation had caused its share price to approach our estimate of intrinsic value.

Geographic Allocation and Currency Hedge

We ended the quarter with 44% of our holdings in the U.S. and 43% in Europe and the U.K. The remaining positions are 8% in Asia (Japan, China and India), 3% in Australia and 3% in Mexico.

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found only the Swiss franc to be overvalued and have hedged approximately 15% of the Fund's franc exposure.

As always, we thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

See accompanying Disclosures and Endnotes on page 77.

24 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2017

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.6%
FINANCIALS - 27.9%
BANKS - 15.0%
Lloyds Banking Group PLC (United Kingdom)	165,870	$150,541
Citigroup, Inc. (United States)	1,613	117,351
Bank of America Corp. (United States)	4,397	111,430
Axis Bank, Ltd. (India)	2,239	17,450
		396,772
DIVERSIFIED FINANCIALS - 8.6%
Credit Suisse Group AG (Switzerland)	8,894	140,802
Julius Baer Group, Ltd. (Switzerland)	1,448	85,688
		226,490
INSURANCE - 4.3%
Allianz SE (Germany)	508	114,030
		737,292
CONSUMER DISCRETIONARY - 26.3%
AUTOMOBILES & COMPONENTS - 13.8%
Daimler AG (Germany)	1,880	149,908
General Motors Co. (United States)	2,847	114,974
Toyota Motor Corp. (Japan)	1,678	100,079
		364,961
MEDIA - 7.9%
Grupo Televisa SAB (Mexico) (a)	2,694	66,450
The Interpublic Group of Cos., Inc. (United States)	2,651	55,118
Live Nation Entertainment, Inc. (United States) (b)	842	36,675
Liberty Global PLC, Class C (United Kingdom) (b)	992	32,442
Liberty Global PLC, Class A (United Kingdom) (b)	550	18,640
		209,325
CONSUMER DURABLES & APPAREL - 2.6%
Cie Financiere Richemont SA (Switzerland)	597	54,580
Under Armour, Inc., Class C (United States) (b)	868	13,037
		67,617
RETAILING - 2.0%
CarMax, Inc. (United States) (b)	710	53,795
		695,698
INFORMATION TECHNOLOGY - 20.1%
SOFTWARE & SERVICES - 14.6%
Alphabet, Inc., Class C (United States) (b)	117	112,445
MasterCard, Inc., Class A (United States)	660	93,178
Oracle Corp. (United States)	1,653	79,898
Baidu, Inc. (China) (a) (b)	260	64,481
Wirecard AG (Germany)	385	35,215
		385,217
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
TE Connectivity, Ltd. (United States)	1,424	118,244
Hirose Electric Co., Ltd. (Japan)	114	16,062
Itron, Inc. (United States) (b)	151	11,672
		145,978
		531,195
	Shares	Value
INDUSTRIALS - 14.1%
CAPITAL GOODS - 14.1%
CNH Industrial N.V. (United Kingdom)	8,704	104,519
Travis Perkins PLC (United Kingdom)	3,876	75,211
General Electric Co. (United States)	2,433	58,820
USG Corp. (United States) (b)	1,687	55,080
MTU Aero Engines AG (Germany)	313	49,859
Arconic, Inc. (United States)	1,133	28,197
		371,686
MATERIALS - 5.0%
Incitec Pivot, Ltd. (Australia)	27,550	77,797
LafargeHolcim, Ltd. (Switzerland)	947	55,349
		133,146
CONSUMER STAPLES - 1.8%
FOOD, BEVERAGE & TOBACCO - 1.8%
Diageo PLC (United Kingdom)	1,431	47,047
HEALTH CARE - 1.7%
HEALTH CARE EQUIPMENT & SERVICES - 1.7%
Tenet Healthcare Corp. (United States) (b)	1,800	29,570
Koninklijke Philips N.V. (Netherlands)	410	16,916
		46,486
ENERGY - 1.7%
National Oilwell Varco, Inc. (United States)	1,251	44,684
TOTAL COMMON STOCKS - 98.6% (COST $1,884,285)		2,607,234
	Par Value	Value
SHORT-TERM INVESTMENT - 0.4%
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 09/29/17 due 02/10/17, repurchase price $11,096, collateralized by a United States Treasury Note, 1.250%, due 01/31/19, value plus accrued interest of $11,319 (Cost: $11,096)	$11,096	11,096
TOTAL SHORT-TERM INVESTMENTS - 0.4% (COST $11,096)		11,096
TOTAL INVESTMENTS - 99.0% (COST $1,895,381)		2,618,330
Foreign Currencies (Cost $127) - 0.0% (c)		127
Other Assets In Excess of Liabilities - 1.0%		25,353
TOTAL NET ASSETS - 100.0%		$2,643,810

(a)  Sponsored American Depositary Receipt

(b)  Non-income producing security

(c)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

Oakmark.com 25

Oakmark Global Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 9/30/17	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	49,460	$52,101	03/21/18	$51,721	$380
				$51,721	$380

See accompanying Notes to Financial Statements.

26 OAKMARK FUNDS

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Oakmark.com 27

Oakmark Global Select Fund  September 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	4.71%	26.41%	10.29%	14.92%	8.35%	9.05%	10/02/06
MSCI World Index	4.84%	18.17%	7.69%	10.99%	4.22%	5.64%
Lipper Global Fund Index[13]	4.57%	19.41%	7.89%	11.14%	4.22%	5.65%
Oakmark Global Select Fund (Advisor Class)	4.76%	N/A	N/A	N/A	N/A	20.87%*	11/30/16
Oakmark Global Select Fund (Institutional Class)	4.76%	N/A	N/A	N/A	N/A	20.87%*	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Lloyds Banking Group PLC	8.0
Daimler AG	8.0
CNH Industrial NV	7.5
Alphabet Inc., Class C	5.7
Citigroup, Inc.	5.3
Credit Suisse Group AG	5.3
WPP PLC	5.0
TE Connectivity, Ltd.	4.9
Bank of America Corp.	4.8
American International Group, Inc.	4.4
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	20
Net Assets	$2.8 billion
Weighted Average Market Cap	$119.5 billion
Median Market Cap	$54.0 billion
Gross Expense Ratio - Investor Class (as of 09/30/16)*	1.15%
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.18%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2018.

SECTOR ALLOCATION	% of Net Assets
Financials	32.0
Information Technology	19.0
Consumer Discretionary	16.7
Industrials	14.2
Consumer Staples	5.6
Materials	4.2
Energy	3.5
Short-Term Investments and Other	4.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	52.3
United Kingdom	24.2
Switzerland	16.5
Germany*	8.4
France*	3.2
% of Equity
North America	47.7
United States	47.7

*  Euro-currency countries comprise 11.6% of equity investments

See accompanying Disclosures and Endnotes on page 77.

28 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 26.4% for the fiscal year, ended September 30, 2017, outperforming the MSCI World Index12, which returned 18.2% for the same period. For the most recent quarter, the Fund returned 4.7%, underperforming the MSCI World Index, which returned 4.8%. The Fund has performed well versus the MSCI World Index since inception, returning on average 9.0% versus 5.6% for the benchmark.

CNH Industrial, a global agricultural and construction equipment manufacturer, was the top contributor for the fiscal year. Quarterly earnings reports have shown an ongoing improvement over the past 12 months. During the most recent quarter, CNH Industrial achieved earnings per share of $0.19, exceeding expectations. Total revenues for the fiscal first half exceeded our estimates and advanced 4.5% over last year. While revenue grew across all four industrial divisions, the company's core agricultural equipment portfolio also showed improving operating margins as industry demand increased and destocking activity wound down. Recently, CNH Industrial's long-term corporate debt was upgraded to an investment-grade rating, which should allow the company to improve its balance sheet efficiency, refinance debt at lower rates and improve shareholder returns. We are confident CNH Industrial's fundamental performance will continue to strengthen.

Daimler, a global vehicle manufacturer best known for its Mercedes-Benz brand, was the top contributor for the quarter. Daimler's second-quarter revenues and earnings outpaced market forecasts. Mercedes had another strong quarter with 7% revenue growth and 10% unit growth, driven primarily by sales in China. Daimler's trucking division showed signs of stabilizing, despite a 9% sales drop in the U.S. and an 11% drop in Latin America. However, orders were up 22% year over year, supporting our view that the trucking division's results will improve in the second half of 2017. Concerns about Daimler's diesel exposure and its impacts on earnings have proven to be less significant than feared. During the quarter, Daimler also announced that it would explore changes to its corporate structure, including separating the trucks and buses divisions from the Mercedes-Benz cars and vans divisions. We believe that this has the potential to create significant shareholder value.

Apache, a global oil and gas exploration company, was the largest detractor for the fiscal year. Apache's results have fallen short of expectations in recent quarters, primarily due to long-term investments that are hurting short-term results. During the most recent quarter, oil production was lower than estimated primarily due to weak production in the Permian Basin, which declined despite a meaningful increase in capital allocation. Management indicated that the high level of spending in the area was specific to the development of the new Alpine High oil and gas field. Management is optimistic about future Alpine High production, and their testing and delineation efforts continue to yield promising results. We expect to see meaningful production growth from these investments in the Alpine High and the Permian Basin over the next 18 months. We believe that Apache's management team remains focused on maximizing shareholder value and that the company will be a solid long-term investment for our shareholders.

General Electric (GE), a global producer of industrial, household and medical goods, was the largest detractor for the quarter. Although the company's second-quarter earnings were in line with expectations, the vague and downbeat nature of the company's recent earnings call concerned investors and caused share price weakness. We have since met with the new CEO and are confident he'll generate improved results over time. Management plans to focus on cost-cutting efforts and improved efficiencies with an emphasis on return on invested capital. We applaud the focus on return on invested capital and believe the stock remains quite undervalued.

During the quarter, we sold our position in Kering and added one new name, WPP. We have followed WPP for some time, and due to its recent share price weakness, we were able to initiate a position at a discount to our estimate of the company's underlying value. We believe WPP is a leading advertising agency with best-in-class emerging-market exposure.

As of quarter end, 48% of the Fund's holdings were invested in U.S.-domiciled companies, while 52% were allocated to equities in Europe.

We continue to believe some currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedge and ended the quarter with approximately 15% of the Swiss franc exposure hedged.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 77.

Oakmark.com 29

Oakmark Global Select Fund  September 30, 2017

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.2%
FINANCIALS - 32.0%
BANKS - 18.0%
Lloyds Banking Group PLC (United Kingdom)	245,828	$223,109
Citigroup, Inc. (United States)	2,036	148,099
Bank of America Corp. (United States)	5,237	132,705
		503,913
INSURANCE - 8.7%
American International Group, Inc. (United States)	1,997	122,596
Willis Towers Watson PLC (United States)	784	120,947
		243,543
DIVERSIFIED FINANCIALS - 5.3%
Credit Suisse Group AG (Switzerland)	9,308	147,355
		894,811
INFORMATION TECHNOLOGY - 19.0%
SOFTWARE & SERVICES - 14.1%
Alphabet, Inc., Class C (United States) (a)	166	159,572
Oracle Corp. (United States)	2,450	118,457
MasterCard, Inc., Class A (United States)	822	116,024
		394,053
TECHNOLOGY HARDWARE & EQUIPMENT - 4.9%
TE Connectivity, Ltd. (United States)	1,654	137,373
		531,426
CONSUMER DISCRETIONARY - 16.7%
AUTOMOBILES & COMPONENTS - 8.0%
Daimler AG (Germany)	2,797	223,001
MEDIA - 5.0%
WPP PLC (United Kingdom)	7,553	140,180
CONSUMER DURABLES & APPAREL - 3.7%
Cie Financiere Richemont SA (Switzerland)	1,135	103,723
		466,904
INDUSTRIALS - 14.2%
CAPITAL GOODS - 11.7%
CNH Industrial N.V. (United Kingdom)	17,550	210,746
General Electric Co. (United States)	4,750	114,855
		325,601
TRANSPORTATION - 2.5%
Kuehne + Nagel International AG (Switzerland)	380	70,324
		395,925
CONSUMER STAPLES - 5.6%
FOOD, BEVERAGE & TOBACCO - 5.6%
Danone SA (France)	1,092	85,640
Diageo PLC (United Kingdom)	2,140	70,352
		155,992
	Shares	Value
MATERIALS - 4.2%
LafargeHolcim, Ltd. (Switzerland)	1,985	$115,998
ENERGY - 3.5%
Apache Corp. (United States)	2,125	97,325
TOTAL COMMON STOCKS - 95.2% (COST $2,140,370)		2,658,381
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.4%
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 09/29/17 due 10/02/17, repurchase price $93,483, collateralized by United States Treasury Notes, 1.500% - 3.750% due 11/15/18 - 12/31/18, value plus accrued interest of $95,351 (Cost: $93,481)	$93,481	93,481
TOTAL SHORT-TERM INVESTMENTS - 3.4% (COST $93,481)		93,481
TOTAL INVESTMENTS - 98.6% (COST $2,233,851)		2,751,862
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 1.4%		39,789
TOTAL NET ASSETS - 100.0%		$2,791,651

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

30 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 9/30/17	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	64,003	$67,420	03/21/18	$66,929	$491
				$66,929	$491

See accompanying Notes to Financial Statements.

Oakmark.com 31

Oakmark International and Oakmark  September 30, 2017
International Small Cap Funds

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

oakgx@oakmark.com

oakwx@oakmark.com

25th Anniversary of Oakmark International

Fellow Shareholders,

September 30, 2017, marked the 25th anniversary of the Oakmark International Fund. Proudly, we were able to deliver an average return of 10.4% per year over the life of the Fund. This return is comfortably ahead of the MSCI World ex U.S. Index14 return of 6.2% and the Lipper International Fund Index16 of 7.1%. I am deeply grateful for the support and patience granted by our shareholders. Averages are often comprised of extremes and we have experienced some sharp downturns over short periods that were greatly outnumbered by periods of very strong performance. I firmly believe there is a trade-off in managing for short-term return versus long-term return, and am appreciative of our clients' patience during weak periods.

I am also deeply appreciative of the many who contributed to the success of this Fund. First, to Victor Morgenstern, then Chairman of Harris Associates, and his fellow partners for hiring me in August of 1992, which gave me the opportunity to start the Oakmark International Fund. Even prior to my employment, Victor and I began laying the groundwork to get Oakmark International registered and opened for business as soon as possible. Then came all those who joined me to work as analysts, traders, administrative assistants, fund accountants, etc. All of these people have played an important role in the success of the Oakmark International Fund. My very first hire, Michael Welsh, was perhaps the most important in terms of the success of the Fund. He started a few months after the Fund's inception. His experience as a former valuation expert at one of the large accounting firms helped bring tighter structure to our valuation process. Before Michael's retirement, he was the Fund's first co-manager.

Lastly, it is my belief that investment success is achieved by having a sound philosophy and the discipline (and freedom) to execute this philosophy through all market conditions. For me, the attraction of joining Harris Associates in 1992 was that the firm possessed that very culture. The investment professionals at Harris/Oakmark have received continuous support, whether it be from our Fund Trustees or Natixis, the current owners of our firm, which has permitted us to carry out the execution of our version of value investing.

See accompanying Disclosures and Endnotes on page 77.

32 OAKMARK FUNDS

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Oakmark.com 33

Oakmark International Fund  September 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	9.10%	34.88%	9.40%	12.87%	6.18%	10.40%	09/30/92
MSCI World ex U.S. Index	5.62%	18.73%	4.57%	7.81%	1.28%	6.24%
MSCI EAFE Index[15]	5.40%	19.10%	5.04%	8.38%	1.34%	6.10%
Lipper International Fund Index[16]	5.89%	19.47%	6.01%	8.68%	2.01%	7.14%
Oakmark International Fund (Advisor Class)	9.17%	N/A	N/A	N/A	N/A	31.24%*	11/30/16
Oakmark International Fund (Institutional Class)	9.17%	N/A	N/A	N/A	N/A	31.24%*	11/30/16
Oakmark International Fund (Service Class)	9.06%	34.51%	9.06%	12.49%	5.84%	8.84%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Lloyds Banking Group PLC	4.8
Daimler AG	4.7
Credit Suisse Group AG	4.5
Bayerische Motoren Werke AG	4.0
Glencore PLC	3.9
BNP Paribas SA	3.8
Hennes & Mauritz AB (H&M), Class B	3.5
Allianz SE	3.5
Toyota Motor Corp.	3.4
CNH Industrial NV	2.9
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	61
Net Assets	$40.2 billion
Weighted Average Market Cap	$51.0 billion
Median Market Cap	$23.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/16)*	1.00%
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.00%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.95%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2018.

SECTOR ALLOCATION	% of Net Assets
Financials	31.7
Consumer Discretionary	30.9
Industrials	14.9
Materials	7.6
Information Technology	4.4
Consumer Staples	3.8
Health Care	2.0
Short-Term Investments and Other	4.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	81.0
United Kingdom	22.0
Germany*	15.3
Switzerland	15.1
France*	15.0
Sweden	6.1
Netherlands*	4.5
Italy*	3.0
Asia	12.7
Japan	5.7
India	2.4
% of Equity
Asia (cont'd)	12.7
Indonesia	2.0
China	2.0
South Korea	0.3
Taiwan	0.2
Hong Kong	0.1
Australasia	2.8
Australia	2.8
North America	2.0
United States	2.0
Latin America	1.5
Mexico	1.5

*  Euro-currency countries comprise 37.8% of equity investments

See accompanying Disclosures and Endnotes on page 77.

34 OAKMARK FUNDS

Oakmark International Fund  September 30, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 34.9% for the fiscal year ended September 30, 2017, outperforming the MSCI World ex U.S. Index14, which returned just over 18.7%. For the most recent quarter, the Fund outperformed the MSCI World ex U.S. Index, returning 9.1% versus 5.6%. Additionally, the Fund has performed well versus the MSCI World ex U.S. Index since its September 1992 inception, returning an average of 10.4% versus 6.2% over the same period.

Glencore, one of the world's largest mining companies and commodities traders, was the top contributor to performance for the fiscal period and the most recent quarter. The company's first-half earnings were largely in line with our expectations and showed a significant improvement with a 58% increase in EBITDA17 and 334% increase in EBIT year-over-year. Notably, the company's industrial business has shown dramatic improvement thanks to the combination of higher commodity prices and continued cost control measures. During the quarter, Glencore, in conjunction with Yancoal, announced the acquisition of the Hunter Valley Operations coal assets in Australia. The assets are a great complement to Glencore's existing assets in the region. This transaction will boost Glencore's production of high-quality thermal coal and, more importantly, there should be significant operational synergies. As a result, we believe this transaction is attractive both strategically and financially and that Glencore remains an attractive investment opportunity for our shareholders.

WPP, a leading global advertising agency, was the largest detractor from performance for the fiscal year and most recent quarter. WPP's fiscal first-half earnings fell short of market forecasts. The shortfall was driven by lower than projected like-for-like sales across segments. Profits before tax and earnings per share were also less than investors expected. Some of the factors that hurt WPP's performance were account losses during the Mediapalooza event, exposure to developed market multinationals that have reduced advertising spending and digital revenues that are growing slower than those at Internet giants in the U.S. and China. Although management is expecting business to gradually improve in the second half of the year, the company lowered its full-year net sales organic growth guidance to a range of zero to +1% from the prior +2% growth prediction. However, this adjustment did not surprise us, as our growth estimates were closer to management's revised outlook.

Although WPP may face some very near-term challenges, we believe this investment will build shareholder value in the long term. WPP offers its clients an integrated marketing team, composed of members from different areas of specialty across the firm, which has proven successful in recent years, and revenues attributed to this methodology have grown. Furthermore, the net worth of the company's founder and CEO Sir Martin Sorrell is driven by his share ownership in WPP. Subsequently, he has a vested interest in growing shareholder value. Along with Sorrell's ongoing focus on expanding operating margins, he has anticipated important industry changes, such as the move to digital advertising and the increasing importance of emerging markets. For many reasons, therefore, our investment thesis for WPP is intact, and we took advantage of its recent share price weakness to increase our position.

During the quarter, we sold our position in Prada and purchased shares of Liberty Global. Liberty Global is made up of various cable assets in Europe and is the largest cable operator in the region. Liberty's key assets consist of Virgin Media (U.K.), Unity Media (Germany), Telenet (Belgium), UPC (Switzerland) and Ziggo (Netherlands). In each of these markets, Liberty offers broadband, television, fixed voice and mobile services.

Geographically, we ended the quarter with approximately 83% of our holdings in the U.K. and Europe, 11% in Asia, 3% in Australia, 2% in the U.S. and 1% in Mexico.

We continue to believe some currencies are overvalued. As of quarter end, approximately 15% of the Swiss franc exposure was hedged.

We thank you, our shareholders, for your continued support and confidence.

See accompanying Disclosures and Endnotes on page 77.

Oakmark.com 35

Oakmark International Fund  September 30, 2017

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.3%
FINANCIALS - 31.7%
BANKS - 16.6%
Lloyds Banking Group PLC (United Kingdom)	2,104,623	$1,910,117
BNP Paribas SA (France)	18,962	1,529,596
Intesa Sanpaolo SpA (Italy)	327,775	1,159,094
Bank Mandiri Persero Tbk PT (Indonesia)	1,552,402	775,106
Royal Bank of Scotland Group PLC (United Kingdom) (a)	199,482	717,182
Axis Bank, Ltd. (India)	72,869	567,995
		6,659,090
DIVERSIFIED FINANCIALS - 9.6%
Credit Suisse Group AG (Switzerland)	114,697	1,815,777
EXOR N.V. (Netherlands) (b)	12,236	775,895
AMP, Ltd. (Australia)	145,462	551,103
Schroders PLC (United Kingdom)	11,263	506,341
Daiwa Securities Group, Inc. (Japan)	39,452	223,442
Schroders PLC, Non-Voting (United Kingdom)	31	1,023
		3,873,581
INSURANCE - 5.5%
Allianz SE (Germany)	6,268	1,407,133
Willis Towers Watson PLC (United States)	5,129	791,003
		2,198,136
		12,730,807
CONSUMER DISCRETIONARY - 30.9%
AUTOMOBILES & COMPONENTS - 16.2%
Daimler AG (Germany)	23,634	1,884,626
Bayerische Motoren Werke AG (Germany)	15,781	1,600,884
Toyota Motor Corp. (Japan)	22,961	1,369,192
Continental AG (Germany)	3,904	990,810
Valeo SA (France)	8,697	645,324
		6,490,836
MEDIA - 7.5%
WPP PLC (United Kingdom)	48,558	901,180
Publicis Groupe SA (France) (b)	12,632	882,229
Grupo Televisa SAB (Mexico) (c)	22,830	563,219
Liberty Global PLC, Class C (United Kingdom) (a)	13,649	446,309
Liberty Global PLC, Class A (United Kingdom) (a)	5,991	203,139
		2,996,076
CONSUMER DURABLES & APPAREL - 3.6%
Cie Financiere Richemont SA (Switzerland)	7,224	660,206
Swatch Group AG, Bearer Shares (Switzerland)	972	404,318
Kering (France)	585	233,133
LVMH Moet Hennessy Louis Vuitton SA (France)	555	153,042
		1,450,699
RETAILING - 3.5%
Hennes & Mauritz AB (H&M) - Class B (Sweden)	54,779	1,419,102
	Shares	Value
CONSUMER SERVICES - 0.1%
Melco Resorts & Entertainment, Ltd. (Hong Kong) (c)	2,133	$51,437
		12,408,150
INDUSTRIALS - 14.9%
CAPITAL GOODS - 10.4%
CNH Industrial N.V. (United Kingdom) (b)	97,162	1,166,730
Safran SA (France)	6,539	668,047
Ashtead Group PLC (United Kingdom) (b)	27,409	660,733
SKF AB, Class B (Sweden) (b)	25,981	566,203
Meggitt PLC (United Kingdom) (b)	42,083	293,801
Volvo AB, Class B (Sweden)	15,227	293,512
Smiths Group PLC (United Kingdom)	11,152	235,670
Komatsu, Ltd. (Japan)	4,940	140,523
Ferguson PLC (United Kingdom)	1,659	108,821
Atlas Copco AB, Series B (Sweden)	1,143	44,306
		4,178,346
COMMERCIAL & PROFESSIONAL SERVICES - 3.5%
Bureau Veritas SA (France) (b)	24,828	640,741
Experian PLC (United Kingdom)	25,532	512,843
G4S PLC (United Kingdom) (b)	64,115	239,098
		1,392,682
TRANSPORTATION - 1.0%
Kuehne + Nagel International AG (Switzerland)	2,181	403,815
		5,974,843
MATERIALS - 7.6%
Glencore PLC (Switzerland)	339,310	1,554,991
LafargeHolcim, Ltd. (Switzerland)	14,109	824,673
Orica, Ltd. (Australia) (b)	32,951	510,994
Akzo Nobel NV (Netherlands)	1,757	162,185
		3,052,843
INFORMATION TECHNOLOGY - 4.4%
SOFTWARE & SERVICES - 2.8%
Baidu, Inc. (China) (a) (c)	3,031	750,670
Infosys, Ltd. (India) (c)	24,749	361,095
		1,111,765
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
ASML Holding NV (Netherlands)	2,700	459,636
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	12,074	86,203
		545,839
TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
Samsung Electronics Co., Ltd. (South Korea)	43	96,805
OMRON Corp. (Japan)	616	31,378
		128,183
		1,785,787

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

Oakmark International Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.3% (continued)
CONSUMER STAPLES - 3.8%
FOOD, BEVERAGE & TOBACCO - 3.8%
Diageo PLC (United Kingdom)	16,173	$531,596
Danone SA (France)	6,267	491,624
Pernod Ricard SA (France)	3,006	415,863
Nestlé SA (Switzerland)	1,335	111,780
		1,550,863
HEALTH CARE - 2.0%
HEALTH CARE EQUIPMENT & SERVICES - 1.8%
Olympus Corp. (Japan)	12,249	414,741
Koninklijke Philips N.V. (Netherlands)	7,784	321,370
		736,111
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2%
Sanofi (France)	839	83,256
		819,367
TOTAL COMMON STOCKS - 95.3% (COST $31,434,509)		38,322,660
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.4%
COMMERCIAL PAPER - 2.5%
J.P. Morgan Securities LLC, 1.32% - 1.37%, due 10/10/17 - 11/21/17 (e)	$300,000	299,602
MetLife Short Term Funding LLC, 144A, 1.14% - 1.16%, due 10/03/17 - 10/25/17 (d) (e)	151,000	150,917
Philip Morris International, Inc., 144A, 1.27%, due 11/06/17 - 11/08/17 (d) (e)	125,000	124,842
Toyota Motor Credit Corp., 1.22%, due 11/13/17 (e)	100,000	99,857
General Mills, Inc., 144A, 1.30%, due 10/12/17 - 10/20/17 (d) (e)	93,000	92,951
Kraft Food Group, Inc., 144A, 1.45% - 1.47%, due 10/02/17 - 10/18/17 (d) (e)	85,000	84,974
Chevron Corp., 144A, 1.11%, due 10/04/17 (d) (e)	50,000	49,996
Anthem, Inc., 144A, 1.41%, due 11/09/17 (d) (e)	50,000	49,925
John Deere Capital Co., 144A, 1.22%, due 11/28/17 (d) (e)	50,000	49,903
Schlumberger Holdings Corp., 144A, 1.42%, due 12/15/17 (d) (e)	20,000	19,936
Total Commercial Paper (Cost $1,022,908)		1,022,903
	Par Value	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 09/29/17 due 10/02/17, repurchase price $811,879, collateralized by a Federal Home Loan Bank Bond, 2.000%, due 09/14/18, value plus accrued interest of $25,174, a Federal National Mortgage Association Bond, 1.875%, due 09/18/18, value plus accrued interest of $100,565, and United States Treasury Notes, 0.750% - 3.750%, due 08/31/18 - 11/15/18, aggregate value plus accrued interest of $702,355 (Cost: $811,856)	$811,856	$811,856
GOVERNMENT AND AGENCY SECURITIES - 0.9%
Federal National Mortgage Association, 0.00%, due 10/03/17 (e) (Cost $349,991)	350,000	350,000
Total Government and Agency Securities (Cost $349,991)		350,000
TOTAL SHORT-TERM INVESTMENTS - 5.4% (COST $2,184,755)		2,184,759
TOTAL INVESTMENTS - 100.7% (COST $33,619,264)		40,507,419
Foreign Currencies (Cost $40,001) - 0.1%		39,951
Liabilities In Excess of Other Assets - (0.8)%		(336,412)
TOTAL NET ASSETS - 100.0%		$40,210,958

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements and the table on the following page regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

Oakmark.com 37

Oakmark International Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 9/30/17	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	600,563	$632,632	03/21/18	$628,021	$4,610
				$628,021	$4,610

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend income earned during the period on these securities are set forth below (in thousands). The industry, country, or geographic region for each of the below affiliates can be found on the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2016	Value September 30, 2017	Percent of Net Assets
Ashtead Group PLC	27,409	$307,203	$420,568	$129,583	$106,408	$10,754	$538,107	$660,733	1.6%
Bureau Veritas SA	24,828	172,240	16,681	(146)	123,309	14,684	362,020	640,741	1.6%
CNH Industrial N.V.	97,162	47,654	22,877	(3,668)	464,526	11,315	681,094	1,166,730	2.9%
EXOR N.V.	12,236	—	93,141	1,712	298,022	4,996	521,020	775,895	1.9%
G4S PLC (a)	64,115	41,030	183,631	22,730	73,033	9,634	285,936	239,098	0.6%
Meggitt PLC	42,083	25,994	—	—	49,663	8,215	218,144	293,801	0.7%
Orica, Ltd.	32,951	50,554	101,548	(78,956)	216,878	13,708	424,067	510,994	1.3%
Publicis Groupe SA	12,632	876,692	—	—	5,537	19,459	0	882,229	2.2%
SKF AB, Class B	25,981	111,319	69,142	(18,019)	133,750	14,410	408,295	566,203	1.4%
TOTAL	339,397	$1,632,686	$907,588	$53,236	$1,471,126	$107,175	$3,438,683	$5,736,424	14.2%

(a)  Due to transactions during the year ended September 30, 2017, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

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Oakmark.com 39

Oakmark International Small Cap Fund  September 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/07 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	3.84%	25.98%	8.97%	11.22%	4.47%	9.94%	11/01/95
MSCI World ex U.S. Small Cap Index	7.26%	20.42%	9.59%	11.16%	4.04%	N/A
MSCI World ex U.S. Index[14]	5.62%	18.73%	4.57%	7.81%	1.28%	5.47%
Lipper International Small Cap Fund Index[19]	6.90%	20.57%	9.18%	11.47%	4.09%	N/A
Oakmark International Small Cap Fund (Advisor Class)	3.84%	N/A	N/A	N/A	N/A	28.11%*	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	3.89%	N/A	N/A	N/A	N/A	28.18%*	11/30/16
Oakmark International Small Cap Fund (Service Class)	3.81%	25.56%	8.65%	10.90%	4.17%	10.24%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
IWG plc	4.2
Azimut Holding SPA	3.7
Incitec Pivot, Ltd.	3.6
BNK Financial Group, Inc.	3.6
Sugi Holdings Co., Ltd.	3.4
Julius Baer Group, Ltd.	3.3
Konecranes Plc	3.3
Atea ASA	2.7
Element Fleet Management Corp.	2.7
Ingenico Group	2.5
SECTOR ALLOCATION	% of Net Assets
Industrials	39.8
Financials	19.8
Information Technology	13.0
Consumer Discretionary	5.6
Materials	4.3
Health Care	4.1
Consumer Staples	3.4
Telecommunication Services	2.8
Real Estate	1.6
Short-Term Investments and Other	5.6
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	58
Net Assets	$3.1 billion
Weighted Average Market Cap	$4.4 billion
Median Market Cap	$3.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/16)*	1.38%
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.36%
Net Expense Ratio - Investor Class (as of 09/30/17)*	1.36%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

GEOGRAPHIC ALLOCATION
% of Equity
Europe	63.9
United Kingdom	17.2
Switzerland	14.0
Finland*	7.0
France*	4.7
Germany*	4.4
Italy*	4.4
Netherlands*	3.0
Norway	2.9
Spain*	2.5
Denmark	2.0
Turkey	1.0
Greece*	0.8
Asia	18.8
Japan	7.9
% of Equity
Asia (cont'd)	18.8
South Korea	6.3
Indonesia	2.9
Hong Kong	1.4
China	0.3
Australasia	9.5
Australia	7.4
New Zealand	2.1
North America	4.7
Canada	4.1
United States	0.6
Latin America	3.1
Mexico	1.8
Brazil	1.3

*  Euro-currency countries comprise 26.8% of equity investments

See accompanying Disclosures and Endnotes on page 77.

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 26% for the fiscal year that ended September 30, outperforming its benchmark, the MSCI World ex U.S. Small Cap Index18, which appreciated 20.4% for the same period. For the recent quarter, the Fund returned 3.8%, underperforming the MSCI World ex U.S. Small Cap Index, which returned 7.3% for the period. Since the Fund's inception in November 1995, it has returned an average of 9.9% per year.

The top-performing stock for the quarter was Wirecard, a Germany-based online payment services provider. Wirecard's clients include retail and banking companies that utilize its software and systems for online payment, mobile payment, risk and fraud management, enterprise solutions, and other services. Wirecard's share price rose after its first-half earnings results were released in August. The company reported transaction growth of 38%, and both transaction volumes and order intake increased on a year-over-year basis. In our view, the integration of Citibank's Prepaid Card Services is progressing well, and adjusted earnings are expected to modestly exceed previous guidance thanks to the positive surprise of very high retention of Citibank's clients following the acquisition and early signs that other large corporate accounts are interested in adopting Wirecard's technology more quickly than expected. Additionally, the industry is shifting to tech-led vendors, and we believe that Wirecard's ability to innovate in a rapidly evolving landscape meaningfully differentiates it from traditional bank-led payment players and they will continue to benefit from this trend.

For the one-year period, the top-performing stock was Melco International Development, a Hong Kong-based holding company that controls Melco Resorts & Entertainment, as well as other casino gaming and tourism assets. As we wrote last quarter, the recovery in Macau's gross gaming revenues over the past several months has boosted Melco Resorts & Entertainment's revenues and profits. Melco Resorts & Entertainment plans to grow its business in Macau, and we remain confident that leadership's efforts will benefit the subsidiary's shareholders, as well as the shareholders of Melco International Development.

The largest detractor to the Fund's performance for the quarter was BNK Financial Group, a banking, securities and financial services provider in the southeastern region of South Korea. In August, the company released positive first-half earnings results, driven primarily by cost reductions across the various business segments. More importantly, the company also reported that its CET1 ratio expanded in the second quarter, and management expects that strong CET1 ratio build to continue. We believe management is taking the right actions to build value and that the company remains an attractive investment, despite the recent stock weakness. Similar to BNK, DGB (another South Korean Bank) was also a detractor in the quarter due to political tension in the Korean peninsula, which has hurt market sentiment toward Korean banks even though there have been no fundamental changes in either company's underlying performance.

Another weak performer during the quarter—and the largest detractor from performance for the one-year period—was Sky Network Television. Sky is an entertainment provider and the dominant supplier of pay-television services in New Zealand. Earlier in the year, we reported that Sky's stock price had been negatively impacted after its merger with Vodafone was terminated. During the most recent quarter, Sky released first-half results that were slightly below expectations due to a drop in subscribers. However, profitability remained in line with expectations because management took action to reduce costs. While Sky has been a detractor for the year, the business generates cash flow, and we receive a significant dividend from our investment. We continue to believe the management team is working to increase shareholder value by adapting to the competitive environment, investing in content and connectivity, improving the OTT offering, and planning important initiatives, including potentially tightening the company's relationship with Vodafone.

We initiated positions in three new holdings this quarter: Criteo, APN Outdoor Group and Volaris. Headquartered in France, Criteo provides targeted digital marketing solutions for clients around the world, such as click-per-cost and online banner displays. APN Outdoor Group is the second-largest out-of-home ("OOH") advertising operator in Australia and New Zealand. OOH is a broad advertising category that reaches customers when they are out of the house and on the go. This format of advertising tends to be seen by a lot of consumers for a short period, and APN's assets include billboards, as well as panels in airports, in rail stations and on buses. Volaris is the largest ultra-low cost airline carrier in Mexico and the second-largest airline in Mexico, serving domestic and international destinations in the Americas. During the quarter, we sold Hengdeli Holdings and Cleanaway Waste Management.

Geographically, we ended the quarter with 19% of our holdings in Asia, 64% in Europe and the U.K., and 9% in Australasia. The remaining positions are 5% in North America (Canada and the U.S.) and 3% in Latin America (Brazil and Mexico).

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged 15% of the Fund's Swiss franc exposure. During the quarter, we also initiated a hedge on the Norwegian krone, and we ended the quarter with 16% of the Fund's exposure hedged.

As we end our fiscal year, we thank you for your continued confidence and support.

See accompanying Disclosures and Endnotes on page 77.

Oakmark.com 41

Oakmark International Small Cap Fund  September 30, 2017

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.4%
INDUSTRIALS - 39.8%
CAPITAL GOODS - 19.3%
Konecranes OYJ (Finland)	2,247	$99,758
Travis Perkins PLC (United Kingdom)	3,942	76,493
Howden Joinery Group PLC (United Kingdom)	12,885	74,418
MTU Aero Engines AG (Germany)	428	68,249
Metso OYJ (Finland)	1,796	65,896
Morgan Advanced Materials PLC (United Kingdom)	12,692	52,910
Sulzer AG (Switzerland)	427	50,418
Outotec OYJ (Finland) (a)	4,589	36,309
Finning International, Inc. (Canada)	859	19,650
Bucher Industries AG (Switzerland)	52	18,612
Wajax Corp. (Canada) (b)	1,071	17,485
dormakaba Holding AG (Switzerland)	11	11,538
		591,736
COMMERCIAL & PROFESSIONAL SERVICES - 15.7%
IWG PLC (Switzerland)	30,918	128,228
Applus Services SA (Spain)	5,826	72,985
Pagegroup PLC (United Kingdom)	10,740	71,653
Randstad Holding N.V. (Netherlands)	1,149	71,089
Mitie Group PLC (United Kingdom) (b)	16,447	56,398
Hays PLC (United Kingdom)	12,326	31,282
SThree PLC (United Kingdom)	6,352	29,939
Brunel International N.V. (Netherlands) (c)	998	15,892
ALS, Ltd. (Australia)	657	4,031
		481,497
TRANSPORTATION - 4.8%
DSV AS (Denmark)	745	56,392
Panalpina Welttransport Holding AG (Switzerland)	329	48,232
Freightways, Ltd. (New Zealand)	5,118	28,762
BBA Aviation PLC (United Kingdom)	1,945	7,778
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (a) (d)	551	6,543
		147,707
		1,220,940
FINANCIALS - 19.8%
DIVERSIFIED FINANCIALS - 13.8%
Azimut Holding SPA (Italy)	5,235	113,220
Julius Baer Group, Ltd. (Switzerland)	1,701	100,665
Element Fleet Management Corp. (Canada)	11,047	81,891
EFG International AG (Switzerland)	5,642	48,822
Standard Life Aberdeen PLC (United Kingdom)	8,188	47,561
Haci Omer Sabanci Holding AS (Turkey)	10,763	30,268
		422,427
BANKS - 6.0%
BNK Financial Group, Inc. (South Korea)	12,467	108,846
DGB Financial Group, Inc. (South Korea)	8,169	74,890
		183,736
		606,163
	Shares	Value
INFORMATION TECHNOLOGY - 13.0%
SOFTWARE & SERVICES - 9.0%
Atea ASA (Norway) (b)	6,304	$83,103
Wirecard AG (Germany)	657	60,119
Criteo SA (France) (a) (d)	1,409	58,473
Totvs SA (Brazil)	3,970	39,234
Otsuka Corp. (Japan)	526	33,678
		274,607
TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
Ingenico Group SA (France)	817	77,461
Hirose Electric Co., Ltd. (Japan)	325	45,764
		123,225
		397,832
CONSUMER DISCRETIONARY - 5.6%
MEDIA - 4.1%
Megacable Holdings SAB de CV (Mexico)	10,851	45,138
Hakuhodo DY Holdings, Inc. (Japan)	3,261	42,829
SKY Network Television, Ltd. (New Zealand)	16,578	32,331
APN Outdoor Group, Ltd. (Australia)	1,670	6,169
		126,467
CONSUMER SERVICES - 1.3%
Melco International Development, Ltd. (Hong Kong)	13,647	39,309
CONSUMER DURABLES & APPAREL - 0.2%
Cosmo Lady China Holdings Co., Ltd., (China)	18,181	7,145
		172,921
MATERIALS - 4.3%
Incitec Pivot, Ltd. (Australia)	38,646	109,131
Titan Cement Co. SA (Greece)	901	22,811
		131,942
HEALTH CARE - 4.1%
HEALTH CARE EQUIPMENT & SERVICES - 3.5%
Primary Health Care, Ltd. (Australia) (b)	27,208	65,732
Ansell, Ltd. (Australia)	1,637	28,604
Amplifon S.p.A. (Italy)	841	12,790
		107,126
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
QIAGEN N.V. (United States) (a)	563	17,723
		124,849
CONSUMER STAPLES - 3.4%
FOOD & STAPLES RETAILING - 3.4%
Sugi Holdings Co., Ltd. (Japan)	1,989	105,687
TELECOMMUNICATION SERVICES - 2.8%
Tower Bersama Infrastructure Tbk PT (Indonesia)	108,063	52,752
Sarana Menara Nusantara Tbk PT (Indonesia)	96,021	31,867
		84,619

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.4% (continued)
REAL ESTATE - 1.6%
LSL Property Services PLC (United Kingdom) (b)	10,413	$32,827
Countrywide PLC (United Kingdom) (a) (b)	12,249	17,727
		50,554
TOTAL COMMON STOCKS - 94.4% (COST $2,572,909)		2,895,507
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.0%
REPURCHASE AGREEMENT - 5.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 09/29/17 due 10/02/17, repurchase price $152,284, collateralized by a United States Treasury Note, 1.250, due 01/31/19, value plus accrued interest of $155,331 (Cost: $152,280)	$152,280	152,280
TOTAL SHORT-TERM INVESTMENTS - 5.0% (COST $152,280)		152,280
TOTAL INVESTMENTS - 99.4% (COST $2,725,189)		3,047,787
Foreign Currencies (Cost $67) - 0.0% (e)		67
Other Assets In Excess of Liabilities - 0.6%		17,318
TOTAL NET ASSETS - 100.0%		$3,065,172

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements and the table on the following page regarding investments in affiliated issuers.

(c)  A portion of the security out on loan.

(d)  Sponsored American Depositary Receipt

(e)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark International Small Cap Fund  September 30, 2017

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 9/30/17	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Norwegian Krona	103,064	$13,294	03/21/18	$12,996	$298
Swiss Franc	40,566	42,732	03/21/18	42,421	311
				$55,417	$609

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend income earned during the period on these securities are set forth below (in thousands). The industry, country, or geographic region for each of the below affiliates can be found on the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2016	Value September 30, 2017	Percent of Net Assets
Atea ASA	6,304	$2,681	$14,837	$1,731	$19,337	$5,312	$74,190	$83,103	2.7%
Countrywide PLC	12,249	2,353	—	—	(15,886)	—	31,259	17,727	0.6%
LSL Property Services PLC	10,413	—	—	—	4,010	1,361	28,817	32,827	1.1%
Mitie Group PLC (a)	16,447	2,018	5,854	(1,800)	19,286	853	42,748	56,398	1.8%
Primary Health Care Ltd.	27,208	25,545	—	—	(12,355)	1,982	52,542	65,732	2.1%
Wajax Corp.	1,071	—	1,118	(998)	7,093	825	12,509	17,485	0.6%
TOTAL	73,692	$32,597	$21,809	$(1,067)	$21,485	$10,333	$242,065	$273,272	8.9%

(a)  Due to transactions during the year ended September 30, 2017, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

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Oakmark.com 45

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2017

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$19,099,550		$6,132,970		$16,336,267		$2,618,330
Investments in affiliated securities, at value (b)	0		229,883		0		0
Foreign currency, at value(c)	0	(d)	0		0	(d)	127
Receivable for:
Securities sold	66,900		71,845		35,824		23,092
Fund shares sold	27,853		5,859		9,972		1,094
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	19,711		4,562		36,336		3,889
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		0		0
Forward foreign currency contracts	0		0		0		380
Tax reclaim from unaffiliated securities	5,425		28		10,465		1,970
Total receivables	119,889		82,294		92,597		30,425
Other assets	1		1		1		1
Total assets	$19,219,440		$6,445,148		$16,428,865		$2,648,883
Liabilities and Net Assets
Payable for:
Securities purchased	$421,836		$216,896		$251,607		$2,542
Fund shares redeemed	12,042		2,037		37,010		768
Investment advisory fee	1,358		501		995		274
Other shareholder servicing fees	4,129		1,248		4,974		586
Transfer and dividend disbursing agent fees	191		96		131		55
Trustee fees	2		2		3		1
Deferred trustee compensation	1,224		1,078		1,054		511
Other	1,086		352		852		336
Total liabilities	441,868		222,210		296,626		5,073
Net assets applicable to Fund shares outstanding	$18,777,572		$6,222,938		$16,132,239		$2,643,810
Analysis of Net Assets
Paid in capital	$10,581,847		$3,611,347		$10,187,884		$1,684,233
Accumulated undistributed net realized gain (loss)	788,936		273,229		1,074,971		215,748
Net unrealized appreciation (depreciation)	7,311,526		2,321,879		4,682,811		723,404
Accumulated undistributed net investment income (Distributions in excess of net investment income)	95,263		16,483		186,573		20,425
Net assets applicable to Fund shares outstanding	$18,777,572		$6,222,938		$16,132,239		$2,643,810
Price of Shares
Net asset value, offering and redemption price per share: Investor Class (e)	$82.85		$47.84		$33.41		$34.32
Investor Class—Net assets	$14,200,209		$4,854,749		$14,249,127		$1,811,781
Investor Class—Shares outstanding (Unlimited shares authorized)	171,388		101,479		426,464		52,788
Net asset value, offering and redemption price per share: Advisor Class (g)	$82.97		$47.9		$33.46		$34.36
Advisor Class—Net Assets	$1,839,802		$571,324		$724,745		$499,948
Advisor Class—Shares outstanding (Unlimited shares authorized)	22,175		11,927		21,660		14,549
Net asset value, offering and redemption price per share: Institutional Class (g)	$82.97		$47.91		$33.46	(h)	$34.38
Institutional Class—Net Assets	$2,569,207		$768,923		$536,289		$309,596
Institutional Class—Shares outstanding (Unlimited shares authorized)	30,965		16,049		16,025		9,004
Net asset value, offering and redemption price per share: Service Class (i)	$82.48	(h)	$47.21	(h)	$33.19		$33.4	(h)
Service Class—Net assets	$168,354		$27,942		$622,078		$22,485
Service Class—Shares outstanding (Unlimited shares authorized)	2,041		592		18,741		673
(a) Identified cost of investments in unaffiliated securities	$11,788,024		$3,816,828		$11,653,456		$1,895,381
(b) Identified cost of investments in affiliated securities	0		224,146		0		0
(c) Identified cost of foreign currency	0	(d)	0		0	(d)	127

(d)  Amount rounds to less than $1,000.

(e)  Formerly Class I shares.

(f)    The redemption price per share does not reflect a 2% redemption fee on redemptions of shares held for 90 days or less.

(g)  Commenced on 11/30/2016.

(h)  Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2017.

(i)    Formerly Class II shares.

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$2,751,862		$35,010,093	$2,830,913
Investments in affiliated securities, at value (b)	0		5,497,326	216,874
Foreign currency, at value(c)	0	(d)	39,951	67
Receivable for:
Securities sold	29,295		112,411	8,279
Fund shares sold	5,559		163,674	4,259
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	3,405		49,068	7,685
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		2,556	182
Forward foreign currency contracts	491		4,610	609
Tax reclaim from unaffiliated securities	3,145		34,224	2,006
Total receivables	41,895		366,543	23,020
Other assets	1		2	1
Total assets	$2,793,758		$40,913,915	$3,070,875
Liabilities and Net Assets
Payable for:
Securities purchased	$0		$588,265	$2,472
Fund shares redeemed	889		96,783	1,056
Investment advisory fee	275		3,219	368
Other shareholder servicing fees	580		8,662	725
Transfer and dividend disbursing agent fees	23		137	30
Trustee fees	1		3	1
Deferred trustee compensation	16		850	489
Other	323		5,038	562
Total liabilities	2,107		702,957	5,703
Net assets applicable to Fund shares outstanding	$2,791,651		$40,210,958	$3,065,172
Analysis of Net Assets
Paid in capital	$2,100,669		$32,914,537	$2,664,612
Accumulated undistributed net realized gain (loss)	141,958		(152,404)	63,048
Net unrealized appreciation (depreciation)	518,676		6,893,383	323,302
Accumulated undistributed net investment income (Distributions in excess of net investment income)	30,348		555,442	14,210
Net assets applicable to Fund shares outstanding	$2,791,651		$40,210,958	$3,065,172
Price of Shares
Net asset value, offering and redemption price per share: Investor Class (e)	$19.78		$28.77	$18.12	(f)
Investor Class—Net assets	$2,035,334		$31,058,182	$1,835,537
Investor Class—Shares outstanding (Unlimited shares authorized)	102,875		1,079,375	101,324
Net asset value, offering and redemption price per share: Advisor Class (g)	$19.81		$28.82	$18.14	(f)
Advisor Class—Net Assets	$148,353		$914,307	$388,457
Advisor Class—Shares outstanding (Unlimited shares authorized)	7,489		31,727	21,413
Net asset value, offering and redemption price per share: Institutional Class (g)	$19.81		$28.82	$18.15	(f)
Institutional Class—Net Assets	$607,964		$7,658,738	$839,113
Institutional Class—Shares outstanding (Unlimited shares authorized)	30,684		265,702	46,230
Net asset value, offering and redemption price per share: Service Class (i)	$0		$28.9	$18	(h)(f)
Service Class—Net assets	$0		$579,731	$2,065
Service Class—Shares outstanding (Unlimited shares authorized)	0		20,062	115
(a) Identified cost of investments in unaffiliated securities	$2,233,851		$28,698,660	$2,441,623
(b) Identified cost of investments in affiliated securities	0		4,920,604	283,566
(c) Identified cost of foreign currency	0	(d)	40,001	67

Oakmark.com 47

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2017

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$290,913	$75,420	$266,727	$56,439
Dividends from affiliated securities	0	0	0	0
Non-cash dividends from unaffiliated securities	0	0	0	0
Non-cash dividends from affiliated securities	0	0	0	0
Interest income from unaffiliated securities	8,744	1,274	139,117	159
Security lending income	0	0	0	89
Foreign taxes withheld	(362)	0	(2,220)	(2,522)
Total investment income	299,295	76,694	403,624	54,165
Expenses:
Investment advisory fee	122,285	47,972	109,570	25,037
Transfer and dividend disbursing agent fees	1,042	548	724	274
Other shareholder servicing fees	23,329	7,076	26,362	3,639
Service fee—Service Class	410	73	1,705	59
Reports to shareholders	1,263	244	626	180
Custody and accounting fees	489	246	498	358
Registration and blue sky expenses	134	95	242	46
Trustees fees	612	454	567	276
Legal fees	321	193	317	154
Audit and tax services fees	52	27	55	41
Other	493	318	218	267
Total expenses	150,430	57,246	140,884	30,331
Advisory fee waiver and expense reimbursements	(6,748)	(3,881)	(14,627)	(1,394)
Net expenses	143,682	53,365	126,257	28,937
Net Investment Income	$155,613	$23,329	$277,367	$25,228
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	823,915	316,431	1,086,633	240,439
Affiliated investments	0	(39,225)	(9,008)	0
Forward foreign currency contracts	0	0	0	2,792
Foreign currency transactions	0	0	0	(489)
Written options	1,034	980	0	0
Net realized gain	824,949	278,186	1,077,625	242,742
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,597,773	823,877	936,613	432,823 (b)
Affiliated investments	0	5,737	0	0
Forward foreign currency contracts	0	0	0	942
Foreign currency translation	0 (a)	0	0 (a)	302
Net change in unrealized appreciation (depreciation)	2,597,773	829,614	936,613	434,067
Net realized and unrealized gain	3,422,722	1,107,800	2,014,238	676,809
Net increase (decrease) in net assets resulting from operations	$3,578,335	$1,131,129	$2,291,605	$702,037

(a)  Amount rounds to less than $1,000.

(b)  Net of capital gain withholding taxes of $58 and $1,521 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$56,474	$765,415	$66,140
Dividends from affiliated securities	0	73,868	10,333
Non-cash dividends from unaffiliated securities	3,249	16,149	1,190
Non-cash dividends from affiliated securities	0	33,307	0
Interest income from unaffiliated securities	247	9,358	278
Security lending income	209	5,770	227
Foreign taxes withheld	(2,817)	(80,223)	(6,108)
Total investment income	57,362	823,644	72,060
Expenses:
Investment advisory fee	23,475	245,700	28,690
Transfer and dividend disbursing agent fees	95	1,068	146
Other shareholder servicing fees	3,292	44,781	4,085
Service fee—Service Class	0	1,344	5
Reports to shareholders	132	1,921	455
Custody and accounting fees	304	4,806	789
Registration and blue sky expenses	145	1,340	114
Trustees fees	145	646	270
Legal fees	150	464	155
Audit and tax services fees	26	127	40
Other	262	668	264
Total expenses	28,026	302,865	35,013
Advisory fee waiver and expense reimbursements	(1,476)	(15,034)	0
Net expenses	26,550	287,831	35,013
Net Investment Income	$30,812	$535,813	$37,047
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	155,912	957,863	74,572
Affiliated investments	0	53,236	(1,067)
Forward foreign currency contracts	2,563	22,398	2,031
Foreign currency transactions	104	(6,850)	(602)
Written options	0	0	0
Net realized gain	158,579	1,026,647	74,934
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	362,837	6,081,387 (b)	494,832
Affiliated investments	0	1,500,916	(3,573)
Forward foreign currency contracts	728	9,634	1,711
Foreign currency translation	314	4,132	313
Net change in unrealized appreciation (depreciation)	363,879	7,596,069	493,283
Net realized and unrealized gain	522,458	8,622,716	568,217
Net increase (decrease) in net assets resulting from operations	$553,270	$9,158,529	$605,264

Oakmark.com 49

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
From Operations:
Net investment income	$155,613	$179,991
Net realized gain (loss)	824,949	252,726
Net change in unrealized appreciation (depreciation)	2,597,773	1,565,243
Net increase in net assets from operations	3,578,335	1,997,960
Distributions to shareholders from:
Net investment income—Investor Class	(164,699)	(159,195)
Net investment income—Service Class	(1,209)	(1,174)
Net realized gain—Investor Class	(235,492)	(79,584)
Net realized gain—Service Class	(2,593)	(942)
Total distributions to shareholders	(403,993)	(240,895)
From Fund share transactions:
Proceeds from shares sold—Investor Class	3,333,331	2,555,808
Proceeds from shares sold—Advisor Class	1,773,679	0
Proceeds from shares sold—Institutional Class	2,507,343	0
Proceeds from shares sold—Service Class	27,240	27,881
Reinvestment of distributions—Investor Class	373,326	225,429
Reinvestment of distributions—Service Class	2,466	1,424
Payment for shares redeemed—Investor Class	(6,959,152)	(6,324,990)
Payment for shares redeemed—Advisor Class	(88,078)	0
Payment for shares redeemed—Institutional Class	(110,417)	0
Payment for shares redeemed—Service Class	(69,729)	(68,784)
Net increase (decrease) in net assets from Fund share transactions	790,009	(3,583,232)
Total increase (decrease) in net assets	3,964,351	(1,826,167)
Net assets:
Beginning of year	14,813,221	16,639,388
End of year	$18,777,572	$14,813,221
Accumulated undistributed net investment income	$95,263	$136,566
Fund Share Transactions—Investor Class:
Shares sold	44,645	40,701
Shares issued in reinvestment of dividends	5,290	3,589
Less shares redeemed	(91,577)	(101,179)
Net decrease in shares outstanding	(41,642)	(56,889)
Fund Share Transactions—Advisor Class:
Shares sold	23,306	0
Less shares redeemed	(1,131)	0
Net increase in shares outstanding	22,175	0
Fund Share Transactions—Institutional Class:
Shares sold	32,361	0
Less shares redeemed	(1,396)	0
Net increase in shares outstanding	30,965	0
Fund Share Transactions—Service Class:
Shares sold	365	447
Shares issued in reinvestment of dividends	35	23
Less shares redeemed	(952)	(1,086)
Net decrease in shares outstanding	(552)	(616)

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
From Operations:
Net investment income	$23,329	$48,544
Net realized gain (loss)	278,186	278,880
Net change in unrealized appreciation (depreciation)	829,614	231,611
Net increase in net assets from operations	1,131,129	559,035
Distributions to shareholders from:
Net investment income—Investor Class	(48,511)	(17,524)
Net investment income—Service Class	(204)	0
Net realized gain—Investor Class	(203,667)	0
Net realized gain—Service Class	(1,343)	0
Total distributions to shareholders	(253,725)	(17,524)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,095,129	713,145
Proceeds from shares sold—Advisor Class	557,393	0
Proceeds from shares sold—Institutional Class	736,992	0
Proceeds from shares sold—Service Class	7,257	5,874
Reinvestment of distributions—Investor Class	229,106	15,156
Reinvestment of distributions—Service Class	1,255	0
Payment for shares redeemed—Investor Class	(2,187,831)	(1,802,497)
Payment for shares redeemed—Advisor Class	(37,728)	0
Payment for shares redeemed—Institutional Class	(33,499)	0
Payment for shares redeemed—Service Class	(19,885)	(11,904)
Net increase (decrease) in net assets from Fund share transactions	348,189	(1,080,226)
Total increase (decrease) in net assets	1,225,593	(538,715)
Net assets:
Beginning of year	4,997,345	5,536,060
End of year	$6,222,938	$4,997,345
Accumulated undistributed net investment income	$16,483	$38,900
Fund Share Transactions—Investor Class:
Shares sold	24,851	18,889
Shares issued in reinvestment of dividends	5,507	392
Less shares redeemed	(49,955)	(47,664)
Net decrease in shares outstanding	(19,597)	(28,383)
Fund Share Transactions—Advisor Class:
Shares sold	12,771	0
Less shares redeemed	(844)	0
Net increase in shares outstanding	11,927	0
Fund Share Transactions—Institutional Class:
Shares sold	16,786	0
Less shares redeemed	(737)	0
Net increase in shares outstanding	16,049	0
Fund Share Transactions—Service Class:
Shares sold	168	160
Shares issued in reinvestment of dividends	30	0
Less shares redeemed	(463)	(316)
Net decrease in shares outstanding	(265)	(156)

See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
From Operations:
Net investment income	$277,367	$204,843
Net realized gain (loss)	1,077,625	466,672
Net change in unrealized appreciation (depreciation)	936,613	501,016
Net increase in net assets from operations	2,291,605	1,172,531
Distributions to shareholders from:
Net investment income—Investor Class	(231,364)	(188,041)
Net investment income—Service Class	(8,692)	(5,787)
Net realized gain—Investor Class	(393,093)	(852,456)
Net realized gain—Service Class	(18,736)	(42,531)
Total distributions to shareholders	(651,885)	(1,088,815)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,511,900	1,367,059
Proceeds from shares sold—Advisor Class	710,402	0
Proceeds from shares sold—Institutional Class	543,955	0
Proceeds from shares sold—Service Class	101,901	109,340
Reinvestment of distributions—Investor Class	587,325	979,322
Reinvestment of distributions—Service Class	24,677	42,857
Payment for shares redeemed—Investor Class	(4,701,699)	(4,342,391)
Payment for shares redeemed—Advisor Class	(42,779)	0
Payment for shares redeemed—Institutional Class	(37,555)	0
Payment for shares redeemed—Service Class	(317,545)	(314,226)
Net decrease in net assets from Fund share transactions	(1,619,418)	(2,158,039)
Total increase (decrease) in net assets	20,302	(2,074,323)
Net assets:
Beginning of year	16,111,937	18,186,260
End of year	$16,132,239	$16,111,937
Accumulated undistributed net investment income	$186,573	$170,714
Fund Share Transactions—Investor Class:
Shares sold	48,217	47,194
Shares issued in reinvestment of dividends	19,722	34,435
Less shares redeemed	(150,273)	(149,324)
Net decrease in shares outstanding	(82,334)	(67,695)
Fund Share Transactions—Advisor Class:
Shares sold	23,003	0
Less shares redeemed	(1,343)	0
Net increase in shares outstanding	21,660	0
Fund Share Transactions—Institutional Class:
Shares sold	17,203	0
Less shares redeemed	(1,178)	0
Net increase in shares outstanding	16,025	0
Fund Share Transactions—Service Class:
Shares sold	3,263	3,800
Shares issued in reinvestment of dividends	832	1,514
Less shares redeemed	(10,165)	(10,780)
Net decrease in shares outstanding	(6,070)	(5,466)

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
From Operations:
Net investment income	$25,228	$30,666
Net realized gain (loss)	242,742	(10,417)
Net change in unrealized appreciation (depreciation)	434,067	44,378
Net increase in net assets from operations	702,037	64,627
Distributions to shareholders from:
Net investment income—Investor Class	(26,172)	(33,772)
Net investment income—Service Class	(208)	(216)
Net realized gain—Investor Class	0	(51,276)
Net realized gain—Service Class	0	(556)
Total distributions to shareholders	(26,380)	(85,820)
From Fund share transactions:
Proceeds from shares sold—Investor Class	275,693	280,750
Proceeds from shares sold—Advisor Class	611,457	0
Proceeds from shares sold—Institutional Class	297,488	0
Proceeds from shares sold—Service Class	3,684	3,638
Reinvestment of distributions—Investor Class	24,367	79,112
Reinvestment of distributions—Service Class	188	685
Payment for shares redeemed—Investor Class	(1,377,221)	(960,631)
Payment for shares redeemed—Advisor Class	(179,579)	0
Payment for shares redeemed—Institutional Class	(29,095)	0
Payment for shares redeemed—Service Class	(13,332)	(10,906)
Net decrease in net assets from Fund share transactions	(386,350)	(607,352)
Total increase (decrease) in net assets	289,307	(628,545)
Net assets:
Beginning of year	2,354,503	2,983,048
End of year	$2,643,810	$2,354,503
Accumulated undistributed net investment income	$20,425	$17,461
Fund Share Transactions—Investor Class:
Shares sold	9,382	11,000
Shares issued in reinvestment of dividends	898	2,932
Less shares redeemed	(45,841)	(37,591)
Net decrease in shares outstanding	(35,561)	(23,659)
Fund Share Transactions—Advisor Class:
Shares sold	19,869	0
Less shares redeemed	(5,320)	0
Net increase in shares outstanding	14,549	0
Fund Share Transactions—Institutional Class:
Shares sold	9,900	0
Less shares redeemed	(896)	0
Net increase in shares outstanding	9,004	0
Fund Share Transactions—Service Class:
Shares sold	124	147
Shares issued in reinvestment of dividends	7	26
Less shares redeemed	(455)	(435)
Net decrease in shares outstanding	(324)	(262)

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
From Operations:
Net investment income	$30,812	$23,550
Net realized gain (loss)	158,579	(7,516)
Net change in unrealized appreciation (depreciation)	363,879	165,683
Net increase in net assets from operations	553,270	181,717
Distributions to shareholders from:
Net investment income—Investor Class	(21,509)	(17,056)
Net realized gain—Investor Class	0	(100,960)
Total distributions to shareholders	(21,509)	(118,016)
From Fund share transactions:
Proceeds from shares sold—Investor Class	539,870	649,482
Proceeds from shares sold—Advisor Class	193,698	0
Proceeds from shares sold—Institutional Class	573,533	0
Reinvestment of distributions—Investor Class	19,755	105,015
Payment for shares redeemed—Investor Class	(1,035,762)	(814,528)
Payment for shares redeemed—Advisor Class	(61,408)	0
Payment for shares redeemed—Institutional Class	(6,861)	0
Net increase (decrease) in net assets from Fund share transactions	222,825	(60,031)
Total increase in net assets	754,586	3,670
Net assets:
Beginning of year	2,037,065	2,033,395
End of year	$2,791,651	$2,037,065
Accumulated undistributed net investment income	$30,348	$21,991
Fund Share Transactions—Investor Class:
Shares sold	30,245	42,869
Shares issued in reinvestment of dividends	1,219	6,815
Less shares redeemed	(57,430)	(54,704)
Net decrease in shares outstanding	(25,966)	(5,020)
Fund Share Transactions—Advisor Class:
Shares sold	10,639	0
Less shares redeemed	(3,150)	0
Net increase in shares outstanding	7,489	0
Fund Share Transactions—Institutional Class:
Shares sold	31,047	0
Less shares redeemed	(363)	0
Net increase in shares outstanding	30,684	0

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
From Operations:
Net investment income	$535,813	$434,720
Net realized gain (loss)	1,026,647	(889,754)
Net change in unrealized appreciation (depreciation)	7,596,069	2,039,296
Net increase in net assets from operations	9,158,529	1,584,262
Distributions to shareholders from:
Net investment income—Investor Class	(361,117)	(585,096)
Net investment income—Service Class	(6,151)	(10,674)
Net realized gain—Investor Class	0	(688,352)
Net realized gain—Service Class	0	(15,185)
Total distributions to shareholders	(367,268)	(1,299,307)
From Fund share transactions:
Proceeds from shares sold—Investor Class	11,985,102	6,945,769
Proceeds from shares sold—Advisor Class	836,504	0
Proceeds from shares sold—Institutional Class	7,221,520	0
Proceeds from shares sold—Service Class	141,028	173,213
Reinvestment of distributions—Investor Class	301,316	1,064,599
Reinvestment of distributions—Service Class	4,068	16,780
Payment for shares redeemed—Investor Class	(12,285,652)	(10,927,323)
Payment for shares redeemed—Advisor Class	(60,462)	0
Payment for shares redeemed—Institutional Class	(280,865)	0
Payment for shares redeemed—Service Class	(252,874)	(222,233)
Net increase (decrease) in net assets from Fund share transactions	7,609,685	(2,949,195)
Total increase (decrease) in net assets	16,400,946	(2,664,240)
Net assets:
Beginning of year	23,810,012	26,474,252
End of year	$40,210,958	$23,810,012
Accumulated undistributed net investment income	$555,442	$432,465
Fund Share Transactions—Investor Class:
Shares sold	479,015	338,391
Shares issued in reinvestment of dividends	13,822	50,146
Less shares redeemed	(487,955)	(528,385)
Net increase (decrease) in shares outstanding	4,882	(139,848)
Fund Share Transactions—Advisor Class:
Shares sold	34,011	0
Less shares redeemed	(2,284)	0
Net increase in shares outstanding	31,727	0
Fund Share Transactions—Institutional Class:
Shares sold	276,088	0
Less shares redeemed	(10,386)	0
Net increase in shares outstanding	265,702	0
Fund Share Transactions—Service Class:
Shares sold	5,608	8,292
Shares issued in reinvestment of dividends	185	787
Less shares redeemed	(10,215)	(10,719)
Net decrease in shares outstanding	(4,422)	(1,640)

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
From Operations:
Net investment income	$37,047	$77,687
Net realized gain (loss)	74,934	18,367
Net change in unrealized appreciation (depreciation)	493,283	56,716
Net increase in net assets from operations	605,264	152,770
Distributions to shareholders from:
Net investment income—Investor Class	(56,204)	(68,535)
Net investment income—Service Class	(35)	(38)
Net realized gain—Investor Class	(13,930)	(67,833)
Net realized gain—Service Class	(10)	(44)
Total distributions to shareholders	(70,179)	(136,450)
From Fund share transactions:
Proceeds from shares sold—Investor Class	613,337	557,728
Proceeds from shares sold—Advisor Class	383,394	0
Proceeds from shares sold—Institutional Class	816,394	0
Proceeds from shares sold—Service Class	864	312
Reinvestment of distributions—Investor Class	65,293	123,630
Reinvestment of distributions—Service Class	32	48
Payment for shares redeemed—Investor Class	(1,666,097)	(1,184,763)
Payment for shares redeemed—Advisor Class	(14,528)	0
Payment for shares redeemed—Institutional Class	(34,795)	0
Payment for shares redeemed—Service Class	(657)	(830)
Redemption fees—Investor Class	200	297
Redemption fees—Advisor Class	0 (a)	0
Redemption fees—Institutional Class	18	0
Redemption fees—Service Class	0 (a)	0
Net increase (decrease) in net assets from Fund share transactions	163,455	(503,578)
Total increase (decrease) in net assets	698,540	(487,258)
Net assets:
Beginning of year	2,366,632	2,853,890
End of year	$3,065,172	$2,366,632
Accumulated undistributed net investment income	$14,210	$47,973

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Year Ended September 30, 2017	Year Ended September 30, 2016
Fund Share Transactions—Investor Class:
Shares sold	38,179	39,793
Shares issued in reinvestment of dividends	4,598	8,875
Less shares redeemed	(100,803)	(84,318)
Net decrease in shares outstanding	(58,026)	(35,650)
Fund Share Transactions—Advisor Class:
Shares sold	22,240	0
Less shares redeemed	(827)	0
Net increase in shares outstanding	21,413	0
Fund Share Transactions—Institutional Class:
Shares sold	48,238	0
Less shares redeemed	(2,008)	0
Net increase in shares outstanding	46,230	0
Fund Share Transactions—Service Class:
Shares sold	55	22
Shares issued in reinvestment of dividends	2	3
Less shares redeemed	(43)	(57)
Net increase (decrease) in shares outstanding	14	(32)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers four classes of shares: Investor Class (formerly Class I) Shares, Advisor Class Shares, Institutional Class Shares, and Service Class (formerly Class II) Shares. Investor Class, Advisor Class and Institutional Class Shares are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Service Class (formerly Class II) Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Service Class Shares pay a service fee at the annual rate of up to 0.25% of the average net assets of Service Class Shares of the Funds. This service fee is paid to intermediaries for performing the services associated with the administration of such retirement plans. Global Select had no outstanding Service Class Shares during the year ended September 30, 2017.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees, other shareholder servicing fees and reports to shareholders expenses are specific to each class.

Redemption fees

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to deter abusive trading activities and to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Fund may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Fund's policies and procedures. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market System. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the mean of the most recent bid and asked quotations.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

58 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the assumptions of Harris Associates L.P. (the "Adviser") in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and level 2 at the end of the reporting cycle. At September 30, 2017, there were no transfers between level 1 and level 2 securities.

The following is a summary of the inputs used as of September 30, 2017 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$17,837,977	$0	$0
Short Term Investments	0	1,261,573	0
Total	$17,837,977	$1,261,573	$0
Select
Common Stocks	$5,954,211	$0	$0
Short Term Investments	0	408,642	0
Total	$5,954,211	$408,642	$0
Equity and Income
Common Stocks	$10,053,195	$0	$0
Preferred Stocks	5,254	0	0
Government and Agency Securities	0	1,645,792	0
Corporate Bonds	0	2,205,429	0
Convertible Bonds	0	13,685	0
Short Term Investments	0	2,412,912	0
Total	$10,058,449	$6,277,818	$0
Global
Common Stocks	$2,607,234	$0	$0
Short Term Investments	0	11,096	0
Forward Foreign Currency Contracts - Assets	0	380	0
Total	$2,607,234	$11,476	$0
Global Select
Common Stocks	$2,658,381	$0	$0
Short Term Investments	0	93,481	0
Forward Foreign Currency Contracts - Assets	0	491	0
Total	$2,658,381	$93,972	$0

Oakmark.com 59

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Common Stocks	$38,322,660	$0	$0
Short Term Investments	0	2,184,759	0
Forward Foreign Currency Contracts - Assets	0	4,610	0
Total	$38,322,660	$2,189,369	$0
Int'l Small Cap
Common Stocks	$2,895,507	$0	$0
Short Term Investments	0	152,280	0
Forward Foreign Currency Contracts - Assets	0	609	0
Total	$2,895,507	$152,889	$0

Offsetting assets and liabilities

Accounting Standards Codification 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2017 certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions, in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

At September 30, 2017 each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. Each of the Funds' transactions in forward foreign currency contracts were used for transaction or portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued

60 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2017 Global, Global Select, International, and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street"), are listed in the Fund's Schedule of Investments.

During the year ended September 30, 2017, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts opened	Currency Contracts settled
Global	$109,148	$149,663
Global Select	134,306	153,827
International	1,315,353	1,523,110
Int'l Small Cap	113,023	152,208

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2017 none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2017 none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options

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Oakmark Funds

Notes to Financial Statements (continued)

that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select used options written for tax management purposes during the year ended September 30, 2017. There were no written options outstanding at the year ended September 30, 2017.

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the facility bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2017.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2017 none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2017 all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At September 30, 2017 Int'l Small Cap had securities on loan with a value of $12,583,185 and held as collateral for the loans U.S. Treasury securities with a value of $13,032,888.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no Interfund Loans during the year ended September 30, 2017.

Restricted securities

Each Fund may invest in restricted securities, which generally are considered illiquid, but such illiquid securities may not comprise more than 15% of the value of a Fund's net assets at the time of investment. The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

62 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2017 Equity and Income and International held the following restricted securities:

Equity and Income

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$13,111	1011778 BC ULC / New Red Finance, Inc.	09/24/14	$13,111	$13,524	0.08%
70,853	Activision Blizzard, Inc.	09/12/13 - 05/08/17	75,978	75,990	0.47%
9,950	Amazon.com Inc.	08/15/17	9,932	10,021	0.06%
134,500	Anthem, Inc.	08/11/17 - 09/21/17	134,376	134,376	0.83%
26,865	BAT Capital Corp	08/08/17	26,865	26,999	0.17%
169,640	BMW US Capital LLC	09/13/17 - 09/25/17	169,516	169,516	1.05%
34,840	Broadcom Corp. / Broadcom Cayman Finance, Ltd.	01/11/17	34,761	35,416	0.22%
250	CCO Holdings LLC / CCO Holdings Capital Corp.	03/09/17	248	253	0.00%
19,900	CRC Escrow Issuer LLC Co.	09/29/17	19,900	20,024	0.12%
9,950	Charter Communications Operating LLC / Charter Communications Operating Capital	09/11/17	9,926	10,069	0.06%
14,915	Chesapeake Energy Corp.	09/30/16	14,463	13,685	0.08%
49,750	Chevron Corp.	09/08/17	49,746	49,746	0.31%
14,438	CommScope Technologies LLC	03/02/17 - 06/22/17	14,293	14,474	0.09%
3,980	CommScope, Inc.	05/26/17 - 07/07/17	4,143	4,143	0.03%
37,000	Credit Suisse Group AG	12/04/13 - 06/11/14	37,000	41,355	0.26%
17,665	Dell International LLC / EMC Corp.	05/17/16	17,659	19,202	0.12%
1,000	Delphi Jersey Holdings PLC	09/14/17	995	1,018	0.01%
4,910	EMI Music Publishing Group North America Holdings, Inc.	05/26/16	4,910	5,462	0.03%
259,375	General Mills, Inc.	09/07/17 - 09/21/17	259,283	259,283	1.61%
14,930	Glencore Finance Canada, Ltd.	03/24/17	14,937	14,937	0.09%
100	IHS Markit, Ltd.	02/06/17	100	107	0.00%
44,200	International Game Technology PLC	02/09/15	44,211	48,738	0.30%
50,000	John Deere Capital Co.	09/06/17	49,903	49,903	0.31%
2,000	KFC Holding Co. /Pizza Hut Holdings LLC/ Taco Bell of America LLC	06/02/16	2,000	2,113	0.01%
68,000	Kellogg Co.	09/20/17 - 09/27/17	67,989	67,989	0.42%
133,700	Kraft Food Group, Inc.	09/12/17 - 09/22/17	133,538	133,513	0.83%
6,260	Kraft Heinz Foods Co.	02/17/16 - 02/23/16	6,666	6,690	0.04%
1,990	Lithia Motors, Inc.	07/17/17	1,990	2,067	0.01%
16,935	Live Nation Entertainment, Inc.	08/15/12 - 10/26/16	16,935	17,538	0.11%
18,780	MSCI, Inc.	08/10/15 - 09/01/16	18,907	20,004	0.12%
89,750	MetLife Short Term Funding LLC	09/07/17 - 09/25/17	89,703	89,703	0.56%
16,349	Mondelez International Holdings Netherlands BV	01/03/17 - 01/25/17	15,911	16,135	0.10%
1,000	Peabody Energy Corp.	02/09/17	1,000	1,030	0.01%
6,970	Penn National Gaming, Inc.	01/17/17	6,970	7,231	0.04%
74,625	Philip Morris International, Inc.	08/29/17	74,529	74,529	0.46%
3,000	Post Holdings, Inc.	07/25/16 - 02/09/17	3,000	3,029	0.02%
26,880	Principal Life Global Funding II	11/14/16 - 01/03/17	26,841	26,850	0.17%
7,800	Quintiles IMS, Inc.	09/14/16	7,806	8,268	0.05%
1,267	S&P Global, Inc.	01/19/17	1,272	1,276	0.01%
94,485	Schlumberger Holdings Corp.	12/10/15 - 09/11/17	94,366	94,938	0.59%
8,875	Scientific Games International, Inc.	11/14/14	8,981	9,419	0.06%
16,370	Smithfield Foods, Inc.	01/25/17 - 09/28/17	16,358	16,515	0.10%
1,990	Station Casinos LLC	09/07/17	1,990	1,995	0.01%
1,000	Symantec Corp.	02/07/17	1,000	1,046	0.01%
11,945	The Howard Hughes Corp.	03/03/17	11,945	12,184	0.08%
6,965	USG Corp.	05/01/17	6,965	7,270	0.05%
52,470	Universal Health Services, Inc.	01/14/16 - 11/09/16	53,027	54,443	0.34%
12,140	Wolverine World Wide, Inc.	09/16/16 - 05/11/17	12,067	12,144	0.08%
				$1,706,160	10.58%

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Oakmark Funds

Notes to Financial Statements (continued)

International

Par Value (000)	Security Name	Acquisition Date	Cost (000)	Value (000)	Percentage of Net Assets
$50,000	Anthem, Inc.	09/15/17	$49,925	$49,925	0.12%
50,000	Chevron Corp.	09/08/17	49,996	49,996	0.12%
93,000	General Mills, Inc.	09/13/17 - 09/20/17	92,951	92,951	0.23%
50,000	John Deere Capital Co.	09/06/17	49,903	49,903	0.12%
85,000	Kraft Food Group, Inc.	09/12/17 - 09/14/17	84,974	84,974	0.21%
151,000	MetLife Short Term Funding LLC	09/07/17 - 09/21/17	150,917	150,917	0.38%
125,000	Philip Morris International, Inc.	08/24/17 - 08/29/17	124,842	124,842	0.31%
20,000	Schlumberger Holdings Corp.	09/18/17	19,941	19,936	0.05%
				$623,444	1.54%

Federal income taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2017 remains subject to examination by taxing authorities.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion; and
0.785% over $35 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

Effective November 1, 2016 and continuing through January 28, 2018, the Adviser has contractually agreed to waive the advisory fee otherwise payable to it by the following percentages with respect to each Fund: 0.04% for Oakmark; 0.07% for Select; 0.10% for Equity and Income; 0.06% for Global; 0.07% for Global Select; and 0.05% for International. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statement of Operations.

The Adviser is contractually obligated through January 28, 2018 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase

64 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	Service Class
Oakmark	1.50%	1.40%	1.30%	1.75%
Select	1.50	1.40	1.30	1.75
Equity and Income	1.00	0.90	0.80	1.25
Global	1.75	1.65	1.55	2.00
Global Select	1.75	1.65	1.55	2.00
International	2.00	1.90	1.80	2.25
Int'l Small Cap	2.00	1.90	1.80	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2020, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of September 30, 2017 there were no amounts subject to recoupment.

The Advisor has voluntarily reimbursed certain of the Funds for a portion of Transfer Agency costs. For the period ended September 30, 2017 the Advisor reimbursed $7,439 and $170,555 to Oakmark and International for transfer agency expenses related to Institutional Class Shares. These amounts are not subject to recovery under the contractual expense reimbursement agreement described above.

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Investor Class shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At September 30, 2017 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$11,824,037	$7,340,938	$(65,425)	$7,275,513
Select	4,045,931	2,350,509	(33,587)	2,316,922
Equity and Income	11,653,158	4,701,851	(18,742)	4,683,109
Global	1,917,634	719,284	(18,588)	700,696
Global Select	2,247,159	548,561	(43,858)	504,703
International	34,062,942	6,828,244	(383,767)	6,444,477
Int'l Small Cap	2,747,347	512,997	(212,557)	300,440

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Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2017 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$96,468	$824,949	$921,417
Select	17,525	278,185	295,710
Equity and Income	195,672	1,066,576	1,262,248
Global	39,589	218,777	258,366
Global Select	30,864	154,775	185,639
International	560,880	286,652	847,532
Int'l Small Cap	39,253	60,164	99,417

During the year ended September 30, 2017 and the year ended September 30, 2016 the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2017		Year Ended September 30, 2016
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$164,730	$239,263	$160,369	$80,526
Select	48,723	205,002	17,524	0
Equity and Income	240,000	411,885	193,828	894,987
Global	26,380	0	33,988	51,832
Global Select	21,509	0	17,056	100,960
International	367,268	0	595,770	703,537
Int'l Small Cap	56,246	13,933	68,573	67,877

On September 30, 2017 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, real estate investment trust basis adjustments, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits, defaulted bonds, return of capital distributions from real estate investment trusts, capital gain distributions from real estate investment trusts, passive foreign investment companies, and distribution re-designations. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

During the year ended September 30, 2017 the following amounts were classified due to permanent differences between book and tax accounting. (In thousands):

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Oakmark	$78,716	$(47,708)	$(31,008)
Select	42,980	(45,949)	2,969
Equity and Income	79,106	(57,654)	(21,452)
Global	3,680	(7,796)	4,116
Global Select	3,613	(2,667)	(946)
International	61,116	(15,548)	(45,568)
Int'l Small Cap	19,467	(4,896)	(14,571)

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity & Income	Global	Global Select	International	Int'l Small Cap
Purchases	$3,376,237	$1,267,000	$2,137,258	$785,133	$1,092,005	$18,626,411	$904,706
Proceeds from sales	3,114,343	1,183,367	3,933,963	1,153,841	897,977	11,983,794	855,307

66 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the year ended September 30, 2017 were $321,394 and $24,585, respectively, for Equity and Income.

During the year ended September 30, 2017 Oakmark and Select both engaged in sale transactions (in thousands) totaling $355,527, with funds that have a common investment adviser. These sale transactions complied with Rule 17a-7 under the 1940 act.

5.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2017. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the Fund's Schedule of Investments.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

Oakmark.com 67

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (both realized and unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Capital Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Year	Total Return	Net Assets, End of Year ($million)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Fund
Investor Class(a)
9/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00	$82.85	23.79%	$14,200.2	0.86%		0.91%	0.90%		19%
9/30/16	$60.93	0.82		7.85	8.67	(0.60)	(0.30)	(0.90)	0.00	$68.70	14.36%	$14,636.0	0.89%		1.14%	0.89%		20%
9/30/15	$68.46	0.59		(3.57)	(2.98)	(0.42)	(4.13)	(4.55)	0.00	$60.93	-4.87%	$16,445.0	0.85	%(b)	0.92%	0.85	%(b)	33%
9/30/14	$59.73	0.43		11.22	11.65	(0.32)	(2.60)	(2.92)	0.00	$68.46	20.01%	$16,489.4	0.87%		0.76%	0.87%		25%
9/30/13	$48.97	0.42	(c)	12.22	12.64	(0.38)	(1.50)	(1.88)	0.00	$59.73	26.75%	$10,409.0	0.95%		0.78%	0.95%		19%
Advisor Class(d)
9/30/17	$71.35	0.66	(c)	10.96	11.62	0.00	0.00	0.00	0.00	$82.97	16.29%	$1,839.8	0.72	%†	1.01%†	0.76	%†	19%
Institutional Class(d)
9/30/17	$71.35	0.67	(c)	10.95	11.62	0.00	0.00	0.00	0.00	$82.97	16.29%	$2,569.2	0.68	%†	1.02%†	0.73	%†	19%
Service Class(e)
9/30/17	$68.34	0.47	(c)	15.28	15.75	(0.51)	(1.10)	(1.61)	0.00	$82.48	23.45%	$168.4	1.14%		0.63%	1.18%		19%
9/30/16	$60.59	0.59		7.83	8.42	(0.37)	(0.30)	(0.67)	0.00	$68.34	14.00%	$177.2	1.21%		0.86%	1.21%		20%
9/30/15	$68.18	0.38	(c)	(3.56)	(3.18)	(0.28)	(4.13)	(4.41)	0.00	$60.59	-5.19%	$194.4	1.19	%(b)	0.57%	1.19	%(b)	33%
9/30/14	$59.58	0.23		11.19	11.42	(0.22)	(2.60)	(2.82)	0.00	$68.18	19.64%	$170.7	1.18%		0.45%	1.18%		25%
9/30/13	$48.89	0.27	(c)	12.20	12.47	(0.28)	(1.50)	(1.78)	0.00	$59.58	26.41%	$93.8	1.23%		0.49%	1.23%		19%
†	Data has been annualized.
(a)	Formerly Class I shares.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Computed using average shares outstanding throughout the period.
(d)	Commenced on 11/30/2016.
(e)	Formerly Class II shares.
Oakmark Select Fund
Investor Class(a)
9/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00	$47.84	22.61%	$4,854.7	0.96%		0.39%	1.03%		22%
9/30/16	$36.79	0.39		3.93	4.32	(0.12)	0.00	(0.12)	0.00	$40.99	11.76%	$4,962.7	0.98%		0.92%	0.98%		38%
9/30/15	$44.71	0.08	(b)	(2.60)	(2.52)	0.00	(5.40)	(5.40)	0.00	$36.79	-6.75%	$5,499.3	0.95%		0.20%	0.95%		46%
9/30/14	$37.74	(0.00	)(c)	9.14	9.14	(0.04)	(2.13)	(2.17)	0.00	$44.71	25.03%	$6,238.8	0.95%		(0.03)%	0.95%		37%
9/30/13	$32.33	0.04		8.40	8.44	(0.03)	(3.00)	(3.03)	0.00	$37.74	28.40%	$3,944.6	1.01%		0.11%	1.01%		24%
Advisor Class(d)
9/30/17	$41.93	0.20	(b)	5.77	5.97	0.00	0.00	0.00	0.00	$47.90	14.24%	$571.3	0.81	%†	0.54%†	0.89	%†	22%
Institutional Class(d)
9/30/17	$41.93	0.22	(b)	5.76	5.98	0.00	0.00	0.00	0.00	$47.91	14.26%	$768.9	0.79	%†	0.58%†	0.87	%†	22%
Service Class(e)
9/30/17	$40.44	0.05	(b)	8.68	8.73	(0.26)	(1.70)	(1.96)	0.00	$47.21	22.29%	$27.9	1.24%		0.11%	1.31%		22%
9/30/16	$36.31	0.23	(b)	3.90	4.13	0.00	0.00	0.00	0.00	$40.44	11.37%	$34.6	1.32%		0.62%	1.32%		38%
9/30/15	$44.32	(0.05	)(b)	(2.56)	(2.61)	0.00	(5.40)	(5.40)	0.00	$36.31	-7.04%	$36.8	1.27%		(0.12)%	1.27%		46%
9/30/14	$37.50	(0.18)		9.13	8.95	0.00	(2.13)	(2.13)	0.00	$44.32	24.66%	$24.4	1.23%		(0.30)%	1.23%		37%
9/30/13	$32.21	(0.11)		8.40	8.29	0.00	(3.00)	(3.00)	0.00	$37.50	27.99%	$15.0	1.33%		(0.21)%	1.33%		24%
†	Data has been annualized.
(a)	Formerly Class I shares.
(b)	Computed using average shares outstanding throughout the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Commenced on 11/30/2016.
(e)	Formerly Class II shares.

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Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:							Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (both realized and unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Capital Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Year	Total Return	Net Assets, End of Year ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class(a)
9/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00		$33.41	15.30%	$14,249.1	0.78%	1.71%	0.87%	18%
9/30/16	$29.98	0.36	(b)	1.73	2.09	(0.34)	(1.53)	(1.87)	0.00		$30.20	7.34%	$15,367.7	0.79%	1.22%	0.79%	18%
9/30/15	$33.65	0.36		(1.04)	(0.68)	(0.27)	(2.72)	(2.99)	0.00		$29.98	-2.53%	$17,285.5	0.75%	1.06%	0.75%	25%
9/30/14	$33.06	0.29		3.02	3.31	(0.17)	(2.55)	(2.72)	0.00		$33.65	10.39%	$19,392.7	0.74%	0.85%	0.74%	18%
9/30/13	$29.09	0.28		4.68	4.96	(0.27)	(0.72)	(0.99)	0.00		$33.06	17.63%	$18,222.5	0.77%	0.89%	0.77%	25	%(c)
Advisor Class(d)
9/30/17	$29.97	0.55	(b)	2.94	3.49	0.00	0.00	0.00	0.00		$33.46	11.64%	$724.7	0.61%†	2.07%†	0.71%†	18%
Institutional Class(d)
9/30/17	$29.97	0.59	(b)	2.90	3.49	0.00	0.00	0.00	0.00		$33.46	11.64%	$536.3	0.59%†	2.19%†	0.69%†	18%
Service Class(e)
9/30/17	$30.00	0.45	(b)	3.90	4.35	(0.37)	(0.79)	(1.16)	0.00		$33.19	14.95%	$622.1	1.05%	1.44%	1.14%	18%
9/30/16	$29.75	0.26	(b)	1.73	1.99	(0.21)	(1.53)	(1.74)	0.00		$30.00	7.02%	$744.2	1.10%	0.90%	1.10%	18%
9/30/15	$33.41	0.25		(1.03)	(0.78)	(0.16)	(2.72)	(2.88)	0.00		$29.75	-2.84%	$900.7	1.09%	0.71%	1.09%	25%
9/30/14	$32.83	0.18	(b)	3.00	3.18	(0.05)	(2.55)	(2.60)	0.00		$33.41	10.04%	$1,157.2	1.05%	0.54%	1.05%	18%
9/30/13	$28.90	0.17		4.66	4.83	(0.18)	(0.72)	(0.90)	0.00		$32.83	17.23%	$1,211.4	1.10%	0.56%	1.10%	25	%(c)
†	Data has been annualized.
(a)	Formerly Class I shares.
(b)	Computed using average shares outstanding throughout the period.
(c)	The ratio excludes in-kind transactions.
(d)	Commenced on 11/30/2016.
(e)	Formerly Class II shares.
Oakmark Global Fund
Investor Class(a)
9/30/17	$26.36	0.29	(c)	7.97	8.26	(0.30)	0.00	(0.30)	0.00		$34.32	31.64%	$1,811.8	1.15%	0.96%	1.21%	32%
9/30/16	$26.34	0.32		0.48	0.80	(0.31)	(0.47)	(0.78)	0.00		$26.36	2.93%	$2,328.9	1.17%	1.14%	1.17%	32%
9/30/15	$30.34	0.25	(c)	(2.16)	(1.91)	(0.35)	(1.74)	(2.09)	0.00		$26.34	-6.92%	$2,950.8	1.12%	0.86%	1.12%	36%
9/30/14	$29.70	0.23	(c)	1.71	1.94	(0.75)	(0.55)	(1.30)	0.00		$30.34	6.70%	$3,503.8	1.11%	0.76%	1.11%	31%
9/30/13	$21.63	0.21		8.23	8.44	(0.37)	0.00	(0.37)	0.00	(b)	$29.70	39.55%	$2,880.4	1.13%	0.75%	1.13%	45	%(d)
Advisor Class(e)
9/30/17	$27.22	0.24	(c)	6.90	7.14	0.00	0.00	0.00	0.00		$34.36	26.23%	$499.9	1.01%†	0.89%†	1.07%†	32%
Institutional Class(e)
9/30/17	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00		$34.38	26.30%	$309.6	0.96%†	1.55%†	1.02%†	32%
Service Class(f)
9/30/17	$25.65	(0.14)		8.11	7.97	(0.22)	0.00	(0.22)	0.00		$33.40	31.27%	$22.5	1.42%	0.63%	1.48%	32%
9/30/16	$25.62	0.21	(c)	0.47	0.68	(0.18)	(0.47)	(0.65)	0.00		$25.65	2.60%	$25.6	1.50%	0.82%	1.50%	32%
9/30/15	$29.57	0.13	(c)	(2.10)	(1.97)	(0.24)	(1.74)	(1.98)	0.00		$25.62	-7.33%	$32.3	1.52%	0.46%	1.52%	36%
9/30/14	$28.98	0.13	(c)	1.67	1.80	(0.66)	(0.55)	(1.21)	0.00		$29.57	6.35%	$41.8	1.45%	0.42%	1.45%	31%
9/30/13	$21.11	0.03		8.14	8.17	(0.30)	0.00	(0.30)	0.00	(b)	$28.98	39.11%	$38.9	1.48%	0.40%	1.48%	45	%(d)
†	Data has been annualized.
(a)	Formerly Class I shares.
(b)	Amount rounds to less than $0.01 per share.
(c)	Computed using average shares outstanding throughout the period.
(d)	The ratio excludes in-kind transactions.
(e)	Commenced on 11/30/2016.
(f)	Formerly Class II shares.

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Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (both realized and unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Capital Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Year	Total Return	Net Assets, End of Year ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Select Fund
Investor Class(a)
9/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00	$19.78	26.41%	$2,035.3	1.12%	1.25%	1.18%	39%
9/30/16	$15.19	0.18		1.31	1.49	(0.13)	(0.74)	(0.87)	0.00	$15.81	9.92%	$2,037.1	1.15%	1.12%	1.15%	17%
9/30/15	$16.63	0.12		(0.65)	(0.53)	(0.14)	(0.77)	(0.91)	0.00	$15.19	-3.44%	$2,033.4	1.13%	0.70%	1.13%	48%
9/30/14	$15.71	0.12		1.21	1.33	(0.14)	(0.27)	(0.41)	0.00	$16.63	8.52%	$1,937.3	1.13%	0.92%	1.13%	24%
9/30/13	$11.65	0.14		4.18	4.32	(0.16)	(0.10)	(0.26)	0.00	$15.71	37.69%	$1,159.8	1.15%	1.01%	1.15%	36%
Advisor Class(b)
9/30/17	$16.39	0.25	(c)	3.17	3.42	0.00	0.00	0.00	0.00	$19.81	20.87%	$148.4	1.00%†	1.58%†	1.07%†	39%
Institutional Class(b)
9/30/17	$16.39	0.23	(c)	3.19	3.42	0.00	0.00	0.00	0.00	$19.81	20.87%	$608.0	0.94%†	1.46%†	1.00%†	39%
†	Data has been annualized.
(a)	Formerly Class I shares.
(b)	Commenced on 11/30/2016.
(c)	Computed using average shares outstanding throughout the period.
(d)	Formerly Class II shares.
Oakmark International Fund
Investor Class(a)
9/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00	$28.77	34.88%	$31,058.2	0.95%	1.72%	1.00%	41%
9/30/16	$21.34	0.36	(b)	1.04	1.40	(0.50)	(0.58)	(1.08)	0.00	$21.66	6.66%	$23,277.7	1.00%	1.72%	1.00%	44%
9/30/15	$25.01	0.46		(2.55)	(2.09)	(0.51)	(1.07)	(1.58)	0.00	$21.34	-8.98%	$25,915.2	0.95%	1.81%	0.95%	48%
9/30/14	$25.89	0.46	(b)	(0.61)	(0.15)	(0.44)	(0.29)	(0.73)	0.00	$25.01	-0.64%	$29,759.6	0.95%	1.76%	0.95%	39	%(c)
9/30/13	$18.79	0.28		7.26	7.54	(0.44)	0.00	(0.44)	0.00	$25.89	40.79%	$23,886.0	0.98%	1.58%	0.98%	37	%(c)
Advisor Class(d)
9/30/17	$21.96	0.53	(b)	6.33	6.86	0.00	0.00	0.00	0.00	$28.82	31.24%	$914.3	0.81%†	2.42%†	0.86%†	41%
Institutional Class(d)
9/30/17	$21.96	0.46	(b)	6.40	6.86	0.00	0.00	0.00	0.00	$28.82	31.24%	$7,658.7	0.77%†	2.06%†	0.83%†	41%
Service Class(e)
9/30/17	$21.74	0.46		6.96	7.42	(0.26)	0.00	(0.26)	0.00	$28.90	34.51%	$579.7	1.22%	1.38%	1.27%	41%
9/30/16	$21.40	0.29	(b)	1.04	1.33	(0.41)	(0.58)	(0.99)	0.00	$21.74	6.32%	$532.3	1.34%	1.38%	1.34%	44%
9/30/15	$25.07	0.36	(b)	(2.55)	(2.19)	(0.41)	(1.07)	(1.48)	0.00	$21.40	-9.31%	$559.1	1.33%	1.48%	1.33%	48%
9/30/14	$25.98	0.37	(b)	(0.63)	(0.26)	(0.36)	(0.29)	(0.65)	0.00	$25.07	-1.04%	$538.9	1.33%	1.40%	1.33%	39	%(c)
9/30/13	$18.86	0.27	(b)	7.23	7.50	(0.38)	0.00	(0.38)	0.00	$25.98	40.31%	$386.9	1.34%	1.20%	1.34%	37	%(c)
†	Data has been annualized.
(a)	Formerly Class I shares.
(b)	Computed using average shares outstanding throughout the period.
(c)	The ratio excludes in-kind transactions.
(d)	Commenced on 11/30/2016.
(e)	Formerly Class II shares.

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Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:							Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (both realized and unrealized)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Capital Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Year	Total Return	Net Assets, End of Year ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Small Cap Fund
Investor Class(a)
9/30/17	$14.84	0.23	(b)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(c)	$18.12	25.98%	$1,835.5	1.36%	1.40%	1.36%	34%
9/30/16	$14.63	0.42	(b)	0.51	0.93	(0.36)	(0.36)	(0.72)	0.00	(c)	$14.84	6.66%	$2,365.1	1.38%	2.97%	1.38%	38%
9/30/15	$16.38	0.19	(b)	(0.78)	(0.59)	(0.26)	(0.90)	(1.16)	0.00	(c)	$14.63	-3.70%	$2,852.0	1.35%	1.18%	1.35%	46%
9/30/14	$17.29	0.17		(0.53)	(0.36)	(0.55)	0.00	(0.55)	0.00	(c)	$16.38	-2.14%	$2,910.0	1.31%	1.07%	1.31%	38%
9/30/13	$13.06	0.18		4.26	4.44	(0.21)	0.00	(0.21)	0.00	(c)	$17.29	34.42%	$2,254.1	1.35%	1.23%	1.35%	50%
Advisor Class(d)
9/30/17	$14.16	0.19	(b)	3.79	3.98	0.00	0.00	0.00	0.00	(c)	$18.14	28.11%	$388.5	1.21%†	1.29%†	1.21%†	34%
Institutional Class(d)
9/30/17	$14.16	0.21	(b)	3.78	3.99	0.00	0.00	0.00	0.00	(c)	$18.15	28.18%	$839.1	1.14%†	1.47%†	1.14%†	34%
Service Class(e)
9/30/17	$14.75	0.17	(b)	3.49	3.66	(0.32)	(0.09)	(0.41)	0.00	(c)	$18.00	25.56%	$2.1	1.66%	1.04%	1.66%	34%
9/30/16	$14.53	0.38	(b)	0.51	0.89	(0.31)	(0.36)	(0.67)	0.00	(c)	$14.75	6.39%	$1.5	1.69%	2.69%	1.69%	38%
9/30/15	$16.26	0.13	(b)	(0.77)	(0.64)	(0.19)	(0.90)	(1.09)	0.00	(c)	$14.53	-4.00%	$1.9	1.62%	0.85%	1.62%	46%
9/30/14	$17.17	0.14		(0.54)	(0.40)	(0.51)	0.00	(0.51)	0.00	(c)	$16.26	-2.42%	$3.3	1.62%	0.70%	1.62%	38%
9/30/13	$12.98	0.13	(b)	4.24	4.37	(0.18)	0.00	(0.18)	0.00	(c)	$17.17	34.04%	$3.5	1.64%	0.90%	1.64%	50%
†	Data has been annualized.
(a)	Formerly Class I shares.
(b)	Computed using average shares outstanding throughout the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Commenced on 11/30/2016.
(e)	Formerly Class II shares.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Harris Associates Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harris Associates Investment Trust, comprised of Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), as of September 30, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 17, 2017

76 OAKMARK FUNDS

Federal Tax Information

(Unaudited)

Global, Global Select, International and Int'l Small Cap paid qualifying foreign taxes of (in thousands) $2,398, $2,756, $60,195 and $5,202 and earned $43,404, $44,696, $888,736 and $77,663 of foreign source income, respectively, during the year ended September 30, 2017. Pursuant to Section 853 of the Internal Revenue Code, Global, Global Select, International and Int'l Small Cap designated $0.03, $0.02, $0.04 and $0.03 per share as foreign taxes paid and $0.56, $0.32, $0.64 and $0.46 per share as income earned from foreign sources, respectively, for the year ended September 30, 2017.

Qualified dividend income ("QDI") received by the Funds through September 30, 2017 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows (in thousands):

Fund
Oakmark	$290,913
Select	75,242
Equity and Income	262,200
Global	55,322
Global Select	59,319
International	751,613
Int'l Small Cap	68,485

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2017 qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	100.00%
Equity and Income	87.22%
Global	40.10%
Global Select	52.21%
International	0.00%
Int'l Small Cap	0.00%

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select Fund: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return, and may make the Fund's returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and

Oakmark.com 77

Disclosures and Endnotes (continued)

have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

2.  The CAPE Ratio is a cyclically adjusted price-to-earnings ratio and a valuation measure usually applied to the S&P 500 equity market. It is defined as price divided by the average of ten years of earnings (moving average), adjusted for inflation.

3.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

4.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large Cap Value Fund Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  The Lipper Multi-Cap Value Fund Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

8.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

10.  The quoted passage is taken from a memo from Howard Marks of Oaktree titled "Yet Again?" dated September 7, 2017 https://www.oaktreecapital.com/insights/howard-marks-memos

11.  The quoted passage is taken from an article by Daniel Godfrey titled "Why Warren Buffet is right, but so wrong" from the Financial Times dated September 5, 2017.

12.  The MSCI World Index (Net) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Fund Index reflects the total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

17.  EBITDA refers to Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization which is a measure of operating income.

18.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

19.  The Lipper International Small Cap Fund Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

78 OAKMARK FUNDS

Trustees and Officers

The board of trustees has overall responsibility for the operations of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Funds. Each trustee serves until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement age for trustees is 72.

The president, any vice president, treasurer and secretary serve until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

Trustees Who Are Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell, 51*	Trustee and President	2010	Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010.	None

Trustees Who Are Not Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Thomas H. Hayden, 66	Trustee	1995	Lecturer, Master of Science in Integrated Marketing Communications program, the Medill School, Northwestern University, and Master of Science in Law program, Northwestern University School of Law.	None
Christine M. Maki, 56	Trustee	1995	Senior Vice President—Tax, RR Donnelley & Sons Company (global provider of integrated communication services).	None
Laurence C. Morse, Ph.D., 66	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 61	Trustee	2016

Managing Director, Golden Seeds (angel investment group) since 2010; Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions for hedge funds and asset managers) since 2010; Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) since 2011; Trustee of the HighMark Mutual Funds from 2010 to 2014.

				None
Allan J. Reich, 69	Trustee and Chair of the Board	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	None
Steven S. Rogers, 60	Trustee	2006

Senior Lecturer of Business Administration, Harvard Business School since 2012; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University 1995-2012; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation since 1994.

				None
Peter S. Voss, 70	Trustee	1995	Retired, since 2007.	None

Oakmark.com 79

Trustees and Officers (continued)

Other Officers of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Judson H. Brooks, 46	Vice President	2013	Analyst, HALP
Anthony P. Coniaris, 40	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Megan J. Claucherty, 35	Vice President	2016	Senior Attorney, HALP since 2015; Associate Attorney, Vedder Price P.C.; Associate Attorney, Godfrey & Kahn S.C; Securities Compliance Examiner, U.S. Securities and Exchange Commission, prior thereto
Richard J. Gorman, 51	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer, and Assistant Secretary	2006	Chief Compliance Officer of the Trust
Kevin G. Grant, 53	Executive Vice President and Portfolio Manager (Oakmark Fund)	2000	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Justin D. Hance, 33	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Director of International Research, HALP since 2016; Assistant Director of International Research and Analyst, HALP, prior thereto
David G. Herro, 56	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 47	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 46	Vice President, Principal Financial Officer and Treasurer	2005	Director, Operations, HALP since 2017; Director, Global Investment Services, HALP
Christopher W. Keller, 50	Vice President	2015	Chief Operating Officer, HALP since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, prior thereto
Eric Liu, 38	Vice President and Portfolio Manager (Oakmark Global Select Fund)	2016	Portfolio Manager and Analyst, HALP
Jason E. Long, 41	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP since 2016; Analyst, HALP, prior thereto
Michael L. Manelli, 37	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 64	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Ian J. McPheron, 46	Vice President	2015	Deputy General Counsel, HALP since 2015; Assistant General Counsel, HALP, prior thereto
Thomas W. Murray, 47	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP; Portfolio Manager and Analyst, HALP
Michael J. Neary, 49	Vice President	2009	Managing Director, Client Portfolio Manager, HALP

80 OAKMARK FUNDS

Trustees and Officers (continued)

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
William C. Nygren, 59	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich, 46	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Andrew J. Tedeschi, 52	Vice President and Assistant Treasurer	2008	Controller Fund Administration, HALP
Zachary D. Weber, 43	Vice President	2016	Chief Financial Officer and Treasurer, HAI and HALP since 2016; Senior Vice President and Vice President, GCM Grosvenor, prior thereto
Edward J. Wojciechowski, 44	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP

†  Age for Trustees and Officers is as of September 30, 2017.

*  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

Unless otherwise noted, the business address of each officer and trustee listed in the tables is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

Oakmark.com 81

Oakmark.com

Item 2. Code of Ethics.

(a)                                 Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b)                                 No disclosures are required by Item 2(b).

(c)                                  During the period covered by the report, no amendments were made to the provisions of the Code.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)                                  Not applicable.

(f)                                   A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2015). Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA  02266-8510, 1-800-OAKMARK (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 3(b) of Form N-CSR:  Thomas H. Hayden, Christine M. Maki, Allan J. Reich, and Peter S. Voss.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016
Audit Fees(1)	$253,000	$243,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$39,700	$34,200
All Other Fees(4)	$47,268	$0

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2017 and September 30, 2016 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $47,268 and $0, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

(1)           “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)           “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)           “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, specifically distribution consultation.

(4)           “All Other Fees” include amounts for products and services provided by the principal accountant.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                                 The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)                                 Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)                                 There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2015).

(2)

Certifications of Kristi L. Rowsell, Principal Executive Officer, and John J. Kane, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)	Not applicable.

(4)	Not applicable.

(b)

Certification of Kristi L. Rowsell, Principal Executive Officer, and John J. Kane, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 27, 2017

By:	/s/ John J. Kane
John J. Kane
Principal Financial Officer

Date:	November 27, 2017